UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: December 31

Date of reporting period: 6/30/2019

Item 1.	Reports to Stockholders.

Semiannual Report	6/30/2019

Invesco Oppenheimer Rochester® Municipals Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester Fund Municipals. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	9.74%	5.09%	5.09%
1-Year	10.32	5.62	6.71
5-Year	7.12	6.19	3.64
10-Year	7.73	7.26	4.72

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable

3       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

sales charge. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	11.9%

Highways/Commuter Facilities	11.2

Special Tax	8.5

Higher Education	8.4

Sales Tax Revenue	7.6

Marine/Aviation Facilities	7.0

General Obligation	6.2

Electric Utilities	5.7

Water Utilities	4.1

Hospital/Healthcare	4.0

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of June 30, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total

AAA	3.9%	0.6%	4.5%

AA	37.2	0.0	37.2

A	13.9	0.0	13.9

BBB	13.2	6.6	19.8

BB or lower	9.5	15.1	24.6

Total	77.7%	22.3%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

5       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Performance

DISTRIBUTION YIELDS

As of 6/30/19

	Without Sales Charge	With Sales Charge
Class A	3.26%	3.12%
Class C	2.60	N/A
Class Y	3.48	N/A
Class R6	3.52	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/19

Class A	2.58%

Class C	1.95

Class Y	2.95

Class R6	2.99

TAXABLE EQUIVALENT YIELDS

As of 6/30/19

Class A	4.81%

Class C	3.64

Class Y	5.50

Class R6	5.57

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	9.74%	10.32%	7.12%	7.73%	6.44%
Class C (RMUCX)	3/17/97	9.30	9.45	6.25	6.83	5.10
Class Y (RMUYX)	4/28/00	9.94	10.65	7.33	7.91	5.90
Class R6 (IORUX)*	5/24/19	9.74	10.32	7.12	7.73	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	5.09%	5.62%	6.19%	7.26%	6.30%
Class C (RMUCX)	3/17/97	8.30	8.45	6.25	6.83	5.10
Class Y (RMUYX)	4/28/00	9.94	10.65	7.33	7.91	5.90
Class R6 (IORUX)*	5/24/19	9.74	10.32	7.12	7.73	N/A

*Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class

6       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

C shares is 1% for the 1-year period. Class Y shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0450 for the 28-day accrual period ended June 25, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 25, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0359 and $0.0480, respectively, for the 28-day accrual period ended June 25, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2019 top combined federal and New York State tax rate of 46.36%. (The top combined rate for New York City residents is 48.80%.) Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; Invesco does not offer tax advice. Please consult your tax adviser for information regarding your own personal tax situation.

This Report must be preceded or accompanied by a Fund prospectus.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses

7       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting invesco.com or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

8       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1,2]
Class A	$1,000.00	$1,097.40	$5.89
Class C	1,000.00	1,093.00	9.85
Class Y	1,000.00	1,099.40	4.64
Class R6	1,000.00	1,097.40	0.85

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.19	5.67
Class C	1,000.00	1,015.42	9.49
Class Y	1,000.00	1,020.38	4.47
Class R6	1,000.00	1,020.83	4.02

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.13%
Class C	1.89
Class Y	0.89
Class R6	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.2%
New York—87.8%
$335,000	Albany County, NY Airport Authority	5.000%	12/15/2033	$400,777
250,000	Albany County, NY Airport Authority	5.000	12/15/2034	297,925
1,750,000	Albany County, NY Airport Authority	5.000	12/15/2043	2,081,362
2,585,000	Albany County, NY Airport Authority	5.000	12/15/2048	3,064,130
255,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900	07/01/2021	255,102
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375	07/01/2026	1,592,298
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625	07/01/2031	1,369,231
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875	07/01/2041	8,475,188
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2027	364,797
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2028	484,636
550,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2029	663,806
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2030	420,465
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2031	418,624
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2032	237,894
320,000	Albany, NY IDA (Albany Rehabilitation)	8.375	06/01/2023	320,560
1,760,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	1,659,979
315,000	Albany, NY Parking Authority	5.000	07/15/2025	370,512
2,575,000	Amherst, NY Devel. Corp. (Daemen College)	4.000	10/01/2037	2,671,717
2,345,000	Amherst, NY Devel. Corp. (Daemen College)	5.000	10/01/2043	2,642,440
2,000,000	Amherst, NY Devel. Corp. (Daemen College)	5.000	10/01/2048	2,245,240
1,000,000	Amherst, NY Devel. Corp. Student Hsg. (UBF Faculty-Student Hsg. Corp.)	5.000	10/01/2045	1,179,950
2,735,000	Brookhaven, NY IDA (Enecon Corp.)	6.300	11/01/2033	2,745,065
1,235,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)	5.250	11/01/2036	1,425,005
2,750,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)	5.000	07/15/2026	3,295,627
2,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000	07/15/2028	2,689,312
7,500,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000	07/15/2030	8,867,100
77,535,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000	07/15/2042	89,730,480
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375	10/01/2041	1,884,147
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000	10/01/2031	936,859
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)	5.250	07/01/2035	582,945

11       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,500,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)	4.500%	06/01/2027	$1,653,330
840,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)	5.000	06/01/2035	926,940
140,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)	5.000	10/01/2032	167,653
150,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)	5.000	10/01/2033	179,032
500,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)	5.000	10/01/2037	588,355
300,000	Buffalo, NY Municipal Water Finance Authority	5.000	07/01/2029	353,904
150,000	Buffalo, NY Municipal Water Finance Authority	5.000	07/01/2030	176,392
210,000	Buffalo, NY Municipal Water Finance Authority	5.000	07/01/2031	245,746
245,000	Buffalo, NY Municipal Water Finance Authority	5.000	07/01/2032	285,528
1,525,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School)	5.000	06/01/2038	1,677,942
2,415,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School)	5.000	06/01/2048	2,627,278
8,000,000	Build NYC Resource Corp. (Chapin School)	5.000	11/01/2047	11,254,800
880,000	Build NYC Resource Corp. (Manhattan College)	5.000	08/01/2032	1,053,017
1,500,000	Build NYC Resource Corp. (Manhattan College)	5.000	08/01/2036	1,771,380
4,430,000	Build NYC Resource Corp. (Manhattan College)	5.000	08/01/2047	5,167,772
1,100,000	Build NYC Resource Corp. (New Dawn Charter Schools)	5.625	02/01/2039	1,163,349
1,330,000	Build NYC Resource Corp. (New Dawn Charter Schools)	5.750	02/01/2049	1,401,288
1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)	5.000	07/01/2026	1,262,162
500,000	Build NYC Resource Corp. (New York Methodist Hospital)	5.000	07/01/2030	564,560
1,500,000	Build NYC Resource Corp. (Pratt Paper)	4.500	01/01/2025	1,654,050
3,250,000	Build NYC Resource Corp. (Pratt Paper)	5.000	01/01/2035	3,551,015
860,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	925,532
2,585,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	2,585,000
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2030	583,093
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2031	611,842
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2034	221,466
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2039	274,787
185,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.450	09/15/2019	185,690
95,000	Chautauqua, NY Utility District	5.000	06/01/2023	95,182
105,000	Chautauqua, NY Utility District	5.000	06/01/2025	105,181

12       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$400,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850%		07/01/2023	$401,568
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)	5.000		07/01/2033	1,519,621
2,335,000	Dutchess County, NY IDA (Marist College)	5.000		07/01/2036	2,697,929
1,255,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)	5.000		07/01/2030	1,491,279
2,715,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)	5.000		07/01/2035	3,162,405
1,195,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)	5.000		07/01/2044	1,320,296
25,775,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)	5.000		07/01/2046	29,379,891
650,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)	5.750		07/01/2040	679,763
840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)	5.000		07/01/2034	1,011,746
840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)	5.000		07/01/2036	1,006,320
1,205,000	Dutchess County, NY Local Devel. Corp. (Vassar College)	5.000		07/01/2037	1,437,878
2,535,000	Dutchess County, NY Local Devel. Corp. (Vassar College)	5.000		07/01/2042	3,003,823
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[2]	06/01/2027	849,030
1,565,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)	6.750		03/01/2030	1,565,094
2,290,000	Elmira, NY Hsg. Authority (Eastgate Apartments)	6.250		06/01/2044	2,291,740
95,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	95,274
5,000,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	5,000,050
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[2]	06/01/2055	10,915,774
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[2]	06/01/2060	33,843,200
910,000	Franklin County, NY Solid Waste Management Authority	4.000		06/01/2025	1,002,984
950,000	Franklin County, NY Solid Waste Management Authority	4.000		06/01/2026	1,055,839
985,000	Franklin County, NY Solid Waste Management Authority	4.000		06/01/2027	1,101,831
300,000	Franklin County, NY Solid Waste Management Authority	5.000		06/01/2025	347,229
55,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2032	55,063
5,495,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)	5.500		07/01/2044	5,688,534

13       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,800,000	Hempstead, NY Local Devel. Corp. (Adelphi University)	4.000%	02/01/2039	$1,992,762
9,400,000	Hempstead, NY Local Devel. Corp. (Evergreen School)[1]	6.800	12/01/2044	9,440,091
475,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2029	570,755
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2029	1,925,522
425,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2030	506,217
390,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2031	459,775
700,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2032	822,024
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2034	1,662,630
730,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2035	848,603
570,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2036	661,160
650,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2038	749,684
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2039	1,373,350
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2044	1,094,090
11,000,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2038	13,107,710
15,705,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2039	18,648,117
26,500,000	Hudson Yards, NY Infrastructure Corp.[3]	5.000	02/15/2042	31,268,013
20,000,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2042	23,749,400
19,880,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2042	23,469,930
30,750,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2045	36,222,885
13,125,000	Hudson Yards, NY Infrastructure Corp.	5.750	02/15/2047	14,000,044
4,000,000	Jefferson County, NY Civic Facility Devel. Corp. (Samaritan Medical Center/Samaritan Medical Practice Obligated Group)	5.000	11/01/2037	4,595,680
1,000,000	L.I., NY Power Authority	5.000	09/01/2028	1,257,760
750,000	L.I., NY Power Authority	5.000	09/01/2029	937,350
1,500,000	L.I., NY Power Authority	5.000	09/01/2030	1,861,935
2,815,000	L.I., NY Power Authority	5.000	09/01/2032	3,515,907
8,195,000	L.I., NY Power Authority	5.000	09/01/2033	10,194,498
2,000,000	L.I., NY Power Authority	5.000	09/01/2036	2,455,700
3,405,000	L.I., NY Power Authority	5.000	09/01/2037	4,096,147
7,000,000	L.I., NY Power Authority	5.000	09/01/2037	8,558,200
5,000,000	L.I., NY Power Authority	5.000	09/01/2038	6,087,350
4,000,000	L.I., NY Power Authority	5.000	09/01/2039	4,857,480
14,000,000	L.I., NY Power Authority	5.000	09/01/2042	16,819,180
12,925,000	L.I., NY Power Authority	5.000	09/01/2047	15,334,995
25,000,000	L.I., NY Power Authority	5.000	09/01/2047	29,865,500

14       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$29,735,000	L.I., NY Power Authority, Series A	5.000%	09/01/2037	$32,520,575
12,315,000	L.I., NY Power Authority, Series A	5.000	09/01/2039	14,039,593
20,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	21,803,000
14,530,000	L.I., NY Power Authority, Series A	5.000	09/01/2044	16,442,874
6,280,000	L.I., NY Power Authority, Series B	5.000	09/01/2035	7,474,958
3,750,000	L.I., NY Power Authority, Series B	5.000	09/01/2036	4,448,887
12,335,000	L.I., NY Power Authority, Series B	5.000	09/01/2041	14,475,246
8,760,000	L.I., NY Power Authority, Series B	5.000	09/01/2046	10,226,336
435,000	Lockport City, NY GO	5.000	10/15/2020	455,101
455,000	Lockport City, NY GO	5.000	10/15/2021	490,981
480,000	Lockport City, NY GO	5.000	10/15/2022	533,237
505,000	Lockport City, NY GO	5.000	10/15/2023	575,049
530,000	Lockport City, NY GO	5.000	10/15/2024	618,377
2,230,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)	6.500	12/01/2042	2,230,580
5,000,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2046	5,720,100
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)	5.000	05/01/2030	1,189,850
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)	5.000	05/01/2031	1,775,220
180,000	Monroe County, NY IDA (University of Rochester)	5.000	07/01/2028	216,652
2,570,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750	08/01/2028	2,571,773
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)	5.000	07/01/2034	427,852
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2038	989,048
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000	10/01/2026	921,187
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250	10/01/2031	544,640
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500	10/01/2041	2,014,432
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)	5.000	12/01/2037	54,683
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)	5.000	12/01/2042	2,187,865
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2029	569,945
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2044	1,690,588
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500	06/01/2034	1,113,869
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625	06/01/2026	912,203
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000	06/01/2034	1,616,304
5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.500	08/15/2040	5,312,600

15       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750%		08/15/2035	$16,179,801
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)	5.000		07/01/2032	1,776,945
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)	5.000		07/01/2033	1,180,840
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[2]	06/01/2061	20,332,000
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[2]	07/15/2021	776,628
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[2]	01/15/2022	1,168,490
4,025,000	Nassau County, NY GO	5.000		04/01/2030	4,606,250
6,475,000	Nassau County, NY GO	5.000		04/01/2031	7,386,356
7,045,000	Nassau County, NY GO	5.000		04/01/2032	8,006,924
6,625,000	Nassau County, NY GO	5.000		04/01/2037	7,712,295
1,000,000	Nassau County, NY GO	5.000		01/01/2038	1,155,910
6,965,000	Nassau County, NY GO	5.000		04/01/2038	8,084,902
3,335,000	Nassau County, NY GO	5.000		04/01/2040	4,006,402
6,050,000	Nassau County, NY GO	5.000		07/01/2040	7,295,029
16,665,000	Nassau County, NY GO	5.000		04/01/2043	19,936,839
8,510,000	Nassau County, NY GO	5.000		07/01/2045	10,198,895
12,765,000	Nassau County, NY GO	5.000		07/01/2049	15,209,753
50,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	50,013
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[4]	2.000		01/01/2049	341,520
110,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	110,033
135,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	135,036
145,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	145,081
75,000	Nassau County, NY IDA, Series A-A	6.000		06/01/2021	75,033
160,000	Nassau County, NY IDA, Series A-D	6.000		06/01/2021	160,070
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI/SCSMC/CHS/SANCSAR/SAR/SJRH/ SJR/VMNRC/CHFTEH/VMHCS/CHHSB Obligated Group)	5.000		07/01/2033	333,168
1,585,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)	5.200		12/01/2037	1,636,195
1,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.250	[5]	06/01/2026	982,350
1,055,215,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.644	[2]	06/01/2060	31,994,119
105,975,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.219	[2]	06/01/2046	12,408,613
40,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.349	[2]	06/01/2060	1,057,200
17,100,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)	5.125		08/01/2050	17,875,827
500,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	537,665

16       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$850,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000%		05/01/2042	$907,766
280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2021	296,134
780,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2035	934,775
750,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2037	892,373
720,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2039	851,040
1,010,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)	7.375		12/15/2021	1,091,406
5,105,000	NY Counties Tobacco Trust I	6.500		06/01/2035	5,107,348
19,230,000	NY Counties Tobacco Trust I	6.625		06/01/2042	19,237,692
2,745,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	2,754,635
9,025,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	9,154,509
15,000	NY Counties Tobacco Trust III (TASC)	6.000		06/01/2043	15,023
66,335,000	NY Counties Tobacco Trust IV	4.900	[2]	06/01/2050	9,237,149
154,690,000	NY Counties Tobacco Trust IV	5.391	[2]	06/01/2055	7,623,123
608,700,000	NY Counties Tobacco Trust IV	5.822	[2]	06/01/2060	16,666,206
1,790,900,000	NY Counties Tobacco Trust V	6.732	[2]	06/01/2060	63,272,497
248,195,000	NY Counties Tobacco Trust V	6.845	[2]	06/01/2055	17,393,506
4,000,000	NY Counties Tobacco Trust VI	5.750		06/01/2043	4,596,960
3,105,000	NY Counties Tobacco Trust VI	6.000		06/01/2043	3,410,594
1,195,000	NY Counties Tobacco Trust VI	6.250		06/01/2025	1,215,757
3,005,000	NY Counties Tobacco Trust VI	6.450		06/01/2040	3,429,336
1,000,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2036	1,096,710
870,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2041	941,157
3,750,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2045	3,976,762
13,875,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2051	14,316,086
3,000,000	NY GO	5.000		10/01/2037	3,621,360
15,000,000	NY GO	5.000		04/01/2045	17,970,750
25,000,000	NY MTA[3]	5.000		11/15/2036	29,853,637
3,955,000	NY MTA	5.000		11/15/2036	4,726,423
23,860,000	NY MTA[3]	5.250		11/15/2056	27,666,547
18,000,000	NY MTA (Green Bond)	5.000		11/15/2031	22,394,340
24,700,000	NY MTA (Green Bond)	5.000		11/15/2034	30,276,272
14,900,000	NY MTA (Green Bond)	5.000		11/15/2044	17,905,032
10,345,000	NY MTA (Green Bond)	5.000		11/15/2056	12,013,028
6,090,000	NY MTA (Green Bond)	5.250		11/15/2057	7,159,282
3,570,000	NY MTA (Green Bond)	5.250		11/15/2057	4,282,465
21,000,000	NY MTA (Green Bond)[3]	5.250		11/15/2057	25,173,330
63,245,000	NY MTA Hudson Rail Yards	5.000		11/15/2056	69,549,262
5,000,000	NY MTA, Series B	5.000		11/15/2037	5,891,650
5,135,000	NY MTA, Series B	5.250		11/15/2039	5,864,889
9,000,000	NY MTA, Series B	5.250		11/15/2055	10,352,250
15,000,000	NY MTA, Series B-1	5.000		05/15/2022	16,506,300
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,401,400
16,170,000	NY MTA, Series C	5.000		11/15/2056	18,601,645

17       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$6,540,000	NY MTA, Series C-1	5.250%		11/15/2030	$7,872,460
20,830,000	NY MTA, Series C-1	5.250		11/15/2056	24,383,598
100,000	NY MTA, Series D	4.000		11/15/2032	105,714
27,675,000	NY MTA, Series D	5.000		11/15/2030	30,562,333
13,665,000	NY MTA, Series D	5.000		11/15/2031	16,850,995
2,150,000	NY MTA, Series D	5.000		11/15/2032	2,368,010
2,295,000	NY MTA, Series D	5.000		11/15/2033	2,800,887
10,000,000	NY MTA, Series D	5.000		11/15/2034	12,257,600
5,695,000	NY MTA, Series D	5.000		11/15/2035	6,891,064
3,500,000	NY MTA, Series D-1	5.000		11/01/2028	3,868,760
10,000,000	NY MTA, Series D-1	5.000		11/15/2033	11,730,100
21,670,000	NY MTA, Series F	5.000		11/15/2030	23,930,831
1,350,000	NY MTA, Series H	5.000		11/15/2025	1,501,861
940,000	NY MTA, Series H	5.000		11/15/2033	1,033,530
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2028	447,808
3,200,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	3,620,288
4,350,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2033	5,322,399
2,790,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2034	3,397,550
5,270,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2035	6,573,166
12,260,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2037	14,757,239
4,455,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2037	5,362,439
1,515,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2038	1,818,106
9,100,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2038	10,920,637
10,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2041	11,763,500
25,870,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2042	31,084,875
20,000,000	NY Triborough Bridge & Tunnel Authority[3]	5.000		11/15/2044	24,139,500
3,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2044	3,626,550
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2046	4,693,160
10,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2046	12,055,400
17,095,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2047	20,253,472
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2049	4,884,280
5,300,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2041	5,778,643
10,000,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2045	9,680,700
14,195,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2048	13,652,893
3,000,000	NYC GO	5.000		08/01/2029	3,313,860
2,500,000	NYC GO	5.000		10/01/2029	2,775,750
350,000	NYC GO	5.000		10/01/2030	388,157
3,300,000	NYC GO	5.000		10/01/2033	3,647,160
10,000,000	NYC GO3	5.000		10/01/2034	10,760,525
1,915,000	NYC GO	5.000		10/01/2034	2,120,824
10,000,000	NYC GO	5.000		06/01/2035	11,670,500
4,000,000	NYC GO	5.000		08/01/2038	4,714,640
5,200,000	NYC GO	5.000		12/01/2038	6,164,860
18,815,000	NYC GO	5.000		12/01/2041	22,190,975
25,000,000	NYC GO	5.000		03/01/2044	29,932,750
230,000	NYC GO	5.250		06/01/2027	230,683
5,000	NYC GO	5.320	[5]	01/15/2028	5,015
380,000	NYC GO	5.375		06/01/2032	381,170

18       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$10,000	NYC GO	5.500%	11/15/2037	$10,032
5,000	NYC GO	7.750	08/15/2028	5,039
5,030,000	NYC HDC (Multifamily Hsg.)	4.300	11/01/2047	5,285,776
730,000	NYC IDA (Allied Metal)	7.125	12/01/2027	731,423
730,000	NYC IDA (Amboy Properties)	6.750	06/01/2020	730,183
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200	10/01/2022	24,843,256
200,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[1]	5.250	07/01/2022	200,062
1,130,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	1,132,554
2,900,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	2,900,232
2,585,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	2,586,603
1,025,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	1,025,574
5,250,000	NYC IDA (Cool Wind Ventilation)	6.075	11/01/2027	5,360,985
130,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1]	4.750	07/01/2020	129,962
1,170,000	NYC IDA (Gourmet Boutique)	10.000	05/01/2021	1,131,881
6,900,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	6,955,407
200,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	200,106
9,385,000	NYC IDA (MediSys Health Network)	6.250	03/15/2024	9,385,094
230,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	6.650	07/01/2023	230,403
7,800,000	NYC IDA (The Child School)	7.550	06/01/2033	7,899,372
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)	5.000	07/01/2034	5,412,200
195,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	195,084
6,800,000	NYC IDA (Yankee Stadium)[6]	2.836	03/01/2022	6,920,632
170,000	NYC IDA (Yankee Stadium)	5.000	03/01/2031	171,285
270,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	270,629
18,110,000	NYC IDA (Yankee Stadium)	5.000	03/01/2046	18,204,172
16,500,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	16,580,685
23,605,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	23,639,227
20,000,000	NYC Municipal Water Finance Authority[3]	5.000	06/15/2037	24,016,000
515,000	NYC Municipal Water Finance Authority	5.000	06/15/2037	618,654
15,440,000	NYC Municipal Water Finance Authority	5.000	06/15/2038	18,453,888
10,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2038	11,975,200
10,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2039	11,611,600
22,660,000	NYC Municipal Water Finance Authority	5.000	06/15/2040	27,224,630
38,115,000	NYC Municipal Water Finance Authority	5.000	06/15/2046	45,082,422
6,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2047	7,081,020
20,000,000	NYC Municipal Water Finance Authority[3]	5.000	06/15/2048	23,768,500
1,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2048	1,180,110
5,485,000	NYC Municipal Water Finance Authority	5.250	06/15/2047	6,629,006
21,570,000	NYC Municipal Water Finance Authority[3]	5.375	06/15/2043	22,790,511
31,750,000	NYC Municipal Water Finance Authority[3]	5.500	06/15/2043	33,743,589
650,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	784,524
6,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	7,542,990
8,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	9,393,040
5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2035	6,043,650

19       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$5,405,000	NYC Transitional Finance Authority (Building Aid)	5.000%		07/15/2035	$6,330,336
6,000,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2036	7,011,300
25,000,000	NYC Transitional Finance Authority (Building Aid)[3]	5.000		07/15/2037	27,343,750
5,410,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2040	5,757,971
44,000,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2043	53,001,080
7,500,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2043	9,034,275
7,165,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2043	8,336,979
15,000,000	NYC Transitional Finance Authority (Building Aid)[3]	5.250		07/15/2037	16,081,013
11,165,000	NYC Transitional Finance Authority (Building Aid)	5.250		07/15/2045	13,754,945
25,000,000	NYC Transitional Finance Authority (Future Tax)	1.970	[7]	11/01/2029	25,000,000
30,000,000	NYC Transitional Finance Authority (Future Tax)	1.970	[7]	05/01/2034	30,000,000
20,335,000	NYC Transitional Finance Authority (Future Tax)[3]	5.000		02/01/2030	22,756,986
5,180,000	NYC Transitional Finance Authority (Future Tax)	5.000		11/01/2033	6,279,041
15,000,000	NYC Transitional Finance Authority (Future Tax)[3]	5.000		05/01/2034	16,249,650
10,000,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2039	11,835,900
7,310,000	NYC Transitional Finance Authority (Future Tax)	5.000		05/01/2039	8,687,423
2,388,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2040	2,793,076
34,035,000	NYC Transitional Finance Authority (Future Tax)[3]	5.000		05/01/2040	39,975,447
5,695,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2041	6,543,783
30,000,000	NYC Transitional Finance Authority (Future Tax)[3]	5.000		02/01/2043	35,268,700
5,000,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2043	5,882,250
2,105,000	NYC Transitional Finance Authority (Future Tax)	5.250		02/01/2030	2,232,479
6,370,000	NYC Trust for Cultural Resources (The Juilliard School)	4.000		01/01/2039	7,173,639
1,645,000	NYC Trust for Cultural Resources (The Juilliard School)	5.000		01/01/2033	2,080,580
1,745,000	NYC Trust for Cultural Resources (The Juilliard School)	5.000		01/01/2034	2,198,962
2,250,000	NYC Trust for Cultural Resources (The Juilliard School)	5.000		01/01/2037	2,804,287
1,830,000	NYC Trust for Cultural Resources (The Juilliard School)	5.000		01/01/2038	2,273,281
6,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000		11/15/2040	8,106,946
4,220,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000		11/15/2041	4,970,147
4,500,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000		11/15/2045	5,216,940
3,420,000	NYS DA (ALIA-PSCH)	4.800		12/01/2023	3,487,613
10,325,000	NYS DA (ALIA-PSCH)	5.350		12/01/2035	10,694,635
4,800,000	NYS DA (ALIA-PSCH)	6.175		12/01/2031	4,870,464
850,000	NYS DA (Brooklyn Law School)	5.000		07/01/2027	944,546
850,000	NYS DA (Brooklyn Law School)	5.000		07/01/2028	944,546
430,000	NYS DA (Brooklyn Law School)	5.000		07/01/2029	477,829
430,000	NYS DA (Brooklyn Law School)	5.000		07/01/2030	477,829
500,000	NYS DA (Catholic Health System)	5.000		07/01/2032	532,390
260,000	NYS DA (Catholic Health System)	5.000		07/01/2032	276,843
25,000	NYS DA (City University)	5.250		07/01/2030	31,017
115,000	NYS DA (Columbia University)	5.000		10/01/2045	169,385
300,000	NYS DA (Culinary Institute of America)	5.000		07/01/2034	325,071
200,000	NYS DA (Fordham University)	5.000		07/01/2030	229,388
650,000	NYS DA (Fordham University)	5.000		07/01/2030	798,116

20       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$800,000	NYS DA (Fordham University)	5.000%	07/01/2031	$973,504
750,000	NYS DA (Fordham University)	5.000	07/01/2032	908,475
1,200,000	NYS DA (Fordham University)	5.000	07/01/2041	1,393,164
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)	5.000	07/01/2034	173,312
2,800,000	NYS DA (Icahn School of Medicine at Mount Sinai)	5.000	07/01/2040	3,184,468
5,200,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	5,474,716
3,000,000	NYS DA (Iona College)	5.000	07/01/2032	3,230,220
16,140,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)	5.500	12/01/2047	16,357,890
5,570,000	NYS DA (Montefiore Medical Center)	4.000	08/01/2036	6,055,091
2,050,000	NYS DA (Montefiore Medical Center)	4.000	08/01/2037	2,222,118
30,000	NYS DA (Municipal Health Facilities)	4.500	05/15/2036	30,068
1,000,000	NYS DA (New School University)	5.750	07/01/2050	1,045,380
2,100,000	NYS DA (New School)	5.000	07/01/2040	2,383,353
1,515,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)	5.000	05/01/2033	1,753,249
2,475,000	NYS DA (NYU Hospitals Center)	5.000	07/01/2036	2,801,527
5,000,000	NYS DA (NYU)	4.000	07/01/2036	5,591,400
10,115,000	NYS DA (NYU)	4.000	07/01/2037	11,385,747
2,500,000	NYS DA (NYU)	5.000	07/01/2035	3,002,775
1,680,000	NYS DA (NYU)	5.000	07/01/2038	2,050,944
4,260,000	NYS DA (NYU)	5.000	07/01/2042	5,239,076
5,890,000	NYS DA (NYU)	5.000	07/01/2045	6,822,328
25,540,000	NYS DA (NYU)	5.000	07/01/2049	31,134,537
3,200,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2029	3,798,656
1,900,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2030	2,242,380
1,200,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2032	1,405,608
1,700,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2033	1,982,557
1,300,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2035	1,504,425
800,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2036	923,024
800,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2037	920,368
1,000,000	NYS DA (Pratt Institute)	5.000	07/01/2034	1,133,940
500,000	NYS DA (Pratt Institute)	5.000	07/01/2046	575,415
39,540,000	NYS DA (Sales Tax)[3]	5.000	03/15/2033	47,731,051
39,995,000	NYS DA (Sales Tax)[3]	5.000	03/15/2035	48,049,619
20,000,000	NYS DA (Sales Tax)	5.000	03/15/2038	23,944,200
2,970,000	NYS DA (Sales Tax)	5.000	03/15/2041	3,532,132
33,330,000	NYS DA (Sales Tax)	5.000	03/15/2044	39,873,679
10,835,000	NYS DA (Sales Tax)	5.000	03/15/2048	13,015,002
9,535,000	NYS DA (School District Bond Financing Program), Series A	5.000	08/01/2034	11,450,295
6,695,000	NYS DA (School District Bond Financing Program), Series A	5.000	08/01/2035	8,011,706
270,000	NYS DA (St. John’s University)	5.000	07/01/2028	300,032
20,000	NYS DA (St. John’s University)	5.000	07/01/2030	22,225
5,600,000	NYS DA (St. John’s University)	5.000	07/01/2030	6,154,456

21       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$400,000	NYS DA (St. John’s University)	5.000%		07/01/2034	$464,360
39,300,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	40,763,532
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2033	12,055,200
15,915,000	NYS DA (State Personal Income Tax Authority)[3]	5.000		03/15/2034	16,824,271
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2036	12,061,500
5,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2036	5,878,650
2,145,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2037	2,554,459
9,000,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2038	10,689,840
27,995,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2040	33,019,263
11,025,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2041	13,135,075
11,710,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2042	13,458,771
1,585,000	NYS DA (State University of New York)	5.000		07/01/2035	1,638,415
3,000,000	NYS DA (State University of New York)	5.000		07/01/2040	3,098,130
4,000,000	NYS DA (State University of New York)	5.000		07/01/2045	4,594,360
22,500,000	NYS DA (State University of New York)	5.000		07/01/2048	25,993,800
2,875,000	NYS DA (TCUS/TColl/TU/TUN/NYMC Obligated Group)	5.000		01/01/2033	3,308,119
4,045,000	NYS DA (TCUS/TColl/TU/TUN/NYMC Obligated Group)	5.000		01/01/2038	4,595,848
5,050,000	NYS DA (The New School)	4.000		07/01/2043	5,393,602
1,545,000	NYS DA (The New School)	5.000		07/01/2030	1,863,409
4,395,000	NYS DA (The New School)	5.000		07/01/2031	4,672,720
3,490,000	NYS DA (The New School)	5.000		07/01/2035	4,115,722
2,490,000	NYS DA (The New School)	5.000		07/01/2036	2,928,464
6,535,000	NYS DA (The New School)	5.000		07/01/2037	7,657,060
2,905,000	NYS DA (The New School)	5.000		07/01/2041	3,375,000
6,330,000	NYS DA (The New School)	5.000		07/01/2046	7,346,535
4,375,000	NYS DA (Touro College and University System)	5.500		01/01/2039	4,885,519
5,135,000	NYS DA (Touro College and University System)	5.500		01/01/2044	5,703,958
20,000	NYS DA (UCPHCA/Jawonio/FRC/CPW/UCPANYS/ UCP Obligated Group)	5.000		07/01/2034	20,059
25,010,000	NYS DA (United Cerebral Palsy Assoc. of NYS)	5.375		09/01/2050	25,753,797
7,540,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)	5.375		10/01/2042	7,876,812
135,000	NYS DA (University of Rochester)	5.750	[5]	07/01/2039	135,443
865,000	NYS DA (University of Rochester)	5.750	[5]	07/01/2039	865,000
2,785,000	NYS DA (Yeshiva University)	5.000		09/01/2034	2,794,553
100,000	NYS DA (Yeshiva University)	5.000		09/01/2034	100,610
615,000	NYS DA (Yeshiva University)	5.000		09/01/2034	618,752
5,220,000	NYS DA (Yeshiva University)	5.000		09/01/2038	5,236,078
1,315,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000		06/15/2029	1,318,564
1,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000		06/15/2032	1,217,560
5,470,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000		06/15/2043	6,658,686
20,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[3]	5.000		06/15/2047	23,868,650

22       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,900,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.250%	06/15/2026	$2,908,613
5,000,000	NYS EFC (Green Bond)	5.000	08/15/2047	5,993,200
19,030,000	NYS EFC (NYC Municipal Water Finance Authority)	5.000	06/15/2046	22,766,731
3,080,000	NYS HFA (Affordable Hsg.)	4.000	05/01/2047	3,186,784
2,295,000	NYS HFA (Affordable Hsg.)	4.150	05/01/2048	2,407,065
2,000,000	NYS HFA (Affordable Hsg.)	5.000	11/01/2042	2,033,080
840,000	NYS HFA (Friendship)	5.100	08/15/2041	841,184
910,000	NYS HFA (Golden Age Apartments)	5.000	02/15/2037	911,301
145,000	NYS HFA (Highland Avenue Senior Apartments)	5.000	02/15/2039	145,699
120,000	NYS HFA (Horizons at Wawayanda)	5.150	11/01/2040	120,191
2,080,000	NYS HFA (Multifamily Hsg.)	5.375	02/15/2035	2,083,619
1,710,000	NYS HFA (Multifamily Hsg.)	5.650	02/15/2034	1,713,420
310,000	NYS HFA (Tiffany Gardens)	5.125	08/15/2037	311,156
7,340,000	NYS HFA, Series C	4.000	11/01/2046	7,546,915
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000	11/15/2031	1,081,300
15,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750	11/15/2051	16,444,050
4,000,000	NYS Liberty Devel. Corp. (7 World Trade Center)	5.000	09/15/2043	4,318,160
62,345,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[3]	5.625	01/15/2046	63,750,455
52,615,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250	10/01/2035	69,788,010
10,375,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.500	10/01/2037	14,219,456
15,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[3]	5.125	01/15/2044	15,270,900
50,000	NYS Power Authority	4.500	11/15/2047	50,097
16,700,000	NYS Power Authority	5.000	11/15/2047	16,745,925
7,340,000	NYS Thruway Authority	5.000	01/01/2030	8,636,244
7,650,000	NYS Thruway Authority	5.000	01/01/2032	8,290,076
1,055,000	NYS Thruway Authority	5.000	01/01/2033	1,304,497
1,860,000	NYS Thruway Authority	5.000	01/01/2034	2,292,171
2,115,000	NYS Thruway Authority	5.000	01/01/2035	2,597,135
37,465,000	NYS Thruway Authority	5.000	01/01/2046	43,467,642
38,695,000	NYS Thruway Authority	5.250	01/01/2056	44,728,711
8,000,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)	5.000	01/01/2030	9,632,240
5,000,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)	5.000	01/01/2032	5,955,700
5,565,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)	5.000	01/01/2034	6,586,011
11,600,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	4.000	07/01/2035	12,331,148
3,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	4.000	07/01/2036	3,711,750
5,375,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	4.000	07/01/2037	5,687,610
36,250,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000	07/01/2041	39,927,200

23       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$30,345,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000%	07/01/2046	$33,324,879
79,650,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.250	01/01/2050	88,245,032
4,000,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2035	4,737,720
5,000,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2036	6,068,200
19,200,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2037	23,194,368
18,040,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2041	21,537,054
20,000,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2043	24,146,200
1,110,000	Onondaga County, NY IDA (Free Library)	5.125	03/01/2030	1,116,527
1,115,000	Onondaga County, NY IDA (Free Library)	5.125	03/01/2037	1,121,445
1,300,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)	5.000	05/01/2033	1,542,177
840,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)	5.000	05/01/2034	993,115
1,150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)	5.000	05/01/2037	1,347,168
650,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)	5.000	05/01/2040	755,684
1,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2032	1,074,930
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375	07/01/2040	2,062,720
3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)	5.250	12/01/2041	3,759,075
4,150,000	Orange County, NY Funding Corp. (Hamlet at Wallkill)	6.500	01/01/2046	4,306,040
1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2037	1,403,464
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2042	1,518,775
1,085,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2021	1,087,962
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,350,446
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	2,240,431
3,205,000	Otsego County, NY Capital Resource Corp. (Hartwick College)	5.000	10/01/2030	3,416,915
2,000,000	Otsego County, NY Capital Resource Corp. (Hartwick College)	5.000	10/01/2035	2,108,340
8,065,000	Otsego County, NY Capital Resource Corp. (Hartwick College)	5.000	10/01/2045	8,370,905
10,805,000	Oyster Bay, NY GO	3.250	02/01/2031	11,139,955
5,000,000	Oyster Bay, NY GO	3.250	02/01/2032	5,120,900
9,585,000	Oyster Bay, NY GO	4.000	02/01/2033	10,332,726
21,860,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	22,657,453

24       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$32,175,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750%	12/01/2025	$33,397,972
1,000,000	Port Authority NY/NJ (JFK International Air Terminal)	6.000	12/01/2036	1,056,790
345,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	360,142
10,300,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	10,518,772
21,515,000	Port Authority NY/NJ, 166th Series[3]	5.000	01/15/2041	22,534,466
15,000,000	Port Authority NY/NJ, 166th Series[3]	5.250	07/15/2036	15,837,300
2,720,000	Port Authority NY/NJ, 169th Series	5.000	10/15/2036	2,911,352
400,000	Port Authority NY/NJ, 172nd Series	5.000	10/01/2034	432,804
8,340,000	Port Authority NY/NJ, 186th Series	5.000	10/15/2033	9,566,230
9,170,000	Port Authority NY/NJ, 186th Series	5.000	10/15/2034	10,492,773
7,000,000	Port Authority NY/NJ, 197th Series	5.000	11/15/2035	8,273,650
5,550,000	Port Authority NY/NJ, 197th Series	5.000	11/15/2036	6,541,341
10,000,000	Port Authority NY/NJ, 197th Series	5.000	11/15/2041	11,667,200
28,000,000	Port Authority NY/NJ, 198th Series[3]	5.250	11/15/2056	33,223,399
3,000,000	Port Authority NY/NJ, 200th Series	5.000	10/15/2047	3,565,710
10,000,000	Port Authority NY/NJ, 207th Series	4.000	03/15/2035	11,115,500
1,700,000	Port Authority NY/NJ, 211th Series	4.000	09/01/2038	1,903,473
12,475,000	Port Authority NY/NJ, 211th Series	5.000	09/01/2048	15,113,213
20,250,000	Port Authority NY/NJ, 331st Series Floaters[3]	5.000	07/15/2039	20,957,692
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)	6.000	08/01/2032	2,763,182
2,525,000	Ramapo, NY Local Devel. Corp.	5.000	03/15/2033	2,658,674
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)	5.375	12/01/2036	1,503,555
1,000,000	Riverhead, NY IDA (Riverhead Charter School)	7.000	08/01/2048	1,119,040
50,000	Rochester, NY GO	4.000	10/01/2021	50,108
3,515,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)	5.000	07/01/2048	4,178,491
10,720,000	Schenectady County, NY Capital Resource Corp. (Union College)	5.000	01/01/2047	12,515,064
1,510,000	St. Lawrence County, NY IDA (Clarkson University)	5.000	09/01/2041	1,610,944
4,775,000	St. Lawrence County, NY IDA (Clarkson University)	5.375	09/01/2041	5,090,628
520,000	St. Lawrence County, NY IDA (Clarkson University)	6.000	09/01/2034	563,961
4,120,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	7.250	12/01/2029	3,617,978
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2030	1,416,691
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2031	1,497,627
540,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2036	634,581
205,000	Suffern, NY GO	5.000	03/15/2020	209,569
560,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750	06/01/2027	574,095

25       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,200,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375%		12/01/2040	$4,385,556
6,405,000	Suffolk County, NY EDC (CHSLI/SCSMC/CHS/ SANCSAR/SAR/SJRH/SJR/VMNRC/CHFTEH/ VMHCS/CHHSB Obligated Group)	5.000		07/01/2028	6,838,747
15,000	Suffolk County, NY IDA (ACLD)	6.000		12/01/2019	15,007
575,000	Suffolk County, NY IDA (ALIA-ACLD)	5.950		10/01/2021	575,661
840,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	843,293
785,000	Suffolk County, NY IDA (ALIA-DDI)	5.950		10/01/2021	785,903
220,000	Suffolk County, NY IDA (ALIA-FREE)	5.950		10/01/2021	220,253
160,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		10/01/2021	160,184
180,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		11/01/2022	180,130
280,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000		10/01/2031	280,101
100,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950		11/01/2022	100,380
535,000	Suffolk County, NY IDA (ALIA-UCPAGS)	5.950		10/01/2021	535,615
90,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950		11/01/2022	90,377
30,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		12/01/2019	30,014
55,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		10/01/2020	55,007
13,585,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500		01/01/2023	13,593,287
120,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	6.000		12/01/2019	120,055
210,000	Suffolk County, NY IDA (WORCA)	6.000		10/01/2020	210,273
69,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[5]	06/01/2044	72,991,195
227,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[2]	06/01/2048	23,071,943
40,865,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	40,021,138
5,830,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	5,709,611
5,760,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	5,641,056
3,780,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	3,701,943
13,865,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	13,578,688
1,500,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2028	1,659,510
3,475,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2029	3,847,416
2,000,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2030	2,209,800
2,000,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2031	2,199,020
6,250,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2032	6,871,875
14,400,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2033	15,768,144
10,050,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2034	10,974,198
16,100,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2035	17,531,290
3,800,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2036	4,101,188
1,875,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2032	1,871,456
17,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	18,116,270
1,440,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.125		09/01/2040	1,494,662
4,437,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2044	4,868,587

26       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,700,000	Westchester County, NY Healthcare Corp., Series B	5.125%		11/01/2041	$1,788,247
930,000	Westchester County, NY IDA (Clearview School)[1]	7.250		01/01/2035	930,121
2,165,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)	4.000		06/01/2030	2,344,782
2,190,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)	4.000		06/01/2031	2,361,302
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000		06/01/2030	1,553,475
18,410,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)	5.000		11/01/2046	20,471,736
14,450,000	Westchester County, NY Tobacco Asset
	Securitization Corp.	5.000		06/01/2045	14,665,594
1,040,000	Yonkers, NY Parking Authority	6.000		06/15/2024	1,042,465
					4,722,945,316

U.S. Possessions—18.4%
24,895,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico[4]	6.150		07/01/2038	11,949,600
7,500,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico[4]	6.300		07/01/2037	3,600,000
1,735,000	Guam Government Waterworks Authority & Wastewater System	5.250		07/01/2025	1,941,049
345,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	351,869
1,230,000	Guam Power Authority, Series A	5.000		10/01/2023	1,364,513
1,560,000	Guam Power Authority, Series A	5.000		10/01/2024	1,728,355
2,790,000	Guam Power Authority, Series A	5.000		10/01/2030	3,063,420
935,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	917,188
16,585,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	15,548,437
5,485,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	5,210,805
49,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.125		07/01/2047	49,956,480
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,605,675
5,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	5,951,206
25,135,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	25,386,350
3,250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	3,343,437
22,680,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	23,502,150
2,844,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[2]	05/15/2057	127,223,034
2,709,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[2]	05/15/2057	76,345,256
2,000,000	Puerto Rico Commonwealth GO4	5.000		07/01/2033	1,490,000
15,820,000	Puerto Rico Commonwealth GO4	5.000		07/01/2041	9,294,250
2,200,000	Puerto Rico Commonwealth GO4	5.250		07/01/2026	1,639,000
2,500,000	Puerto Rico Commonwealth GO4	5.250		07/01/2032	1,862,500
5,000,000	Puerto Rico Commonwealth GO4	5.375		07/01/2033	3,725,000
42,700,000	Puerto Rico Commonwealth GO4	5.500		07/01/2032	31,811,500
5,000,000	Puerto Rico Commonwealth GO4	5.500		07/01/2039	2,937,500
3,205,000	Puerto Rico Commonwealth GO4	5.625		07/01/2033	2,299,587

27       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico Commonwealth GO4	5.750%	07/01/2028	$1,762,500
25,000,000	Puerto Rico Commonwealth GO4	5.750	07/01/2036	17,562,500
770,000	Puerto Rico Commonwealth GO4	5.875	07/01/2036	573,650
1,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2028	717,500
1,270,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2028	1,288,986
2,700,000	Puerto Rico Commonwealth GO4	6.000	07/01/2035	1,937,250
390,000	Puerto Rico Commonwealth GO4	6.000	07/01/2039	290,550
3,670,000	Puerto Rico Commonwealth GO4	6.000	07/01/2040	2,633,225
1,500,000	Puerto Rico Electric Power Authority, Series A-4	10.000	07/01/2019	1,327,500
1,500,000	Puerto Rico Electric Power Authority, Series B-4	10.000	07/01/2019	1,327,500
1,500,000	Puerto Rico Electric Power Authority, Series E-1	10.000	01/01/2021	1,327,500
1,500,000	Puerto Rico Electric Power Authority, Series E-2	10.000	07/01/2021	1,327,500
500,000	Puerto Rico Electric Power Authority, Series E-2	10.000	01/01/2022	442,500
500,000	Puerto Rico Electric Power Authority, Series E-4	10.000	07/01/2022	442,500
510,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	515,467
4,820,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2032	3,783,700
3,700,000	Puerto Rico Electric Power Authority, Series WW	5.000	07/01/2028	2,904,500
9,515,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	1,129,906
4,945,000	Puerto Rico Highway & Transportation Authority[4]	5.300	07/01/2035	4,091,987
270,000	Puerto Rico Highway & Transportation Authority[4]	5.750	07/01/2020	32,062
8,980,000	Puerto Rico Highway & Transportation Authority, Series G4	5.000	07/01/2033	3,098,100
1,840,000	Puerto Rico Highway & Transportation Authority, Series G4	5.000	07/01/2042	634,800
1,120,000	Puerto Rico Highway & Transportation Authority, Series H4	5.450	07/01/2035	386,400
6,500,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2027	2,242,500
1,145,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2030	395,025
2,600,000	Puerto Rico Highway & Transportation Authority, Series L, NPFGC	5.250	07/01/2023	2,752,230
915,000	Puerto Rico Highway & Transportation Authority, Series L, FGIC[8]	5.250	07/01/2030	766,312
78,610,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000	07/01/2046	27,120,450
3,190,000	Puerto Rico Highway & Transportation Authority, Series N, NPFGC	5.250	07/01/2032	3,464,212
25,255,000	Puerto Rico Infrastructure[4]	5.000	07/01/2031	5,177,275
675,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	138,375
17,490,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	3,585,450
141,985,000	Puerto Rico Infrastructure[4]	5.000	07/01/2041	29,106,925
41,740,000	Puerto Rico Infrastructure[4]	5.000	07/01/2046	8,556,700
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500	10/01/2037	340,200
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	03/01/2036	6,228,121
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	878,360
530,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	12/01/2021	530,488
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	1,203,000

28       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$780,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625%		06/01/2026	$800,475
650,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	678,262
3,045,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700		05/01/2024	2,461,517
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	189,000
5,490,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.000		07/01/2033	5,497,961
80,355,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2036	68,603,081
7,500,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2037	6,403,125
9,450,000	Puerto Rico Public Buildings Authority[4]	5.375		07/01/2033	8,115,188
850,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2037	729,938
4,400,000	Puerto Rico Public Buildings Authority[4]	6.500		07/01/2030	3,866,500
7,500,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	6,609,375
11,810,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	708,600
1,887,631	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.224	[2]	08/01/2045	1,373,252
24,439,806	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[2]	08/01/2043	17,779,959
7,097,939	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[2]	08/01/2042	5,163,751
4,051,586	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[2]	08/01/2041	2,947,529
621,579	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.305	[2]	08/01/2045	528,342
8,047,747	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[2]	08/01/2043	6,840,585
2,337,315	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	[2]	08/01/2042	1,986,718
1,334,128	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[2]	08/01/2041	1,134,009
7,685,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[2]	07/01/2031	4,817,957
8,649,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[2]	07/01/2033	4,840,499
3,204,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	3.973	[2]	07/01/2024	2,727,245
6,118,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[2]	07/01/2027	4,690,487
3,670,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	3,679,175
5,963,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[2]	07/01/2029	4,186,324
18,525,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	18,053,724
50,226,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	50,351,565
82,311,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[2]	07/01/2046	18,927,414
37,054,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[2]	07/01/2051	6,296,957
54,577,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.550		07/01/2040	52,803,248
976,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.750		07/01/2053	923,462
13,060,000	Puerto Rico Sales Tax Financing Corp., Series A-2	5.000		07/01/2058	12,668,200
4,555,000	University of Puerto Rico	5.000		06/01/2026	4,498,063
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	7,079,800
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	23,704,688
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	64,670,375
1,500,000	V.I. Public Finance Authority	5.000		09/01/2033	1,638,165

29       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000%	10/01/2032	$2,369,180
2,555,000	V.I. Public Finance Authority, Series A	5.000	10/01/2032	2,776,723
				990,192,285
Total Municipal Bonds and Notes (Cost $6,007,045,066)				5,713,137,601

Shares
Common Stock—0.1%
1,401	CMS Liquidating Trust[9,10,11] (Cost $4,483,200)			4,062,900
Total Investments, at Value (Cost $6,011,528,266)—106.3%				5,717,200,501
Net Other Assets (Liabilities)—(6.3)				(336,828,279)
Net Assets—100.0%				$5,380,372,222

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1I of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1J of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9. Non-income producing security.

10. Received as a result of a corporate action.

11. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
AFSFBM	Advocates for Services for the Blind Multihandicapped
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services

30       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
CHSLI	Catholic Health Services of Long Island
COFINA	Corporación del Fondo de Interés Apremiante
CPW	Cerebral Palsy of Westchester
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Autistic Children
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYMC	New York Medical College
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
SANCSAR	St. Anne’s Nursing Center St. Anne’s Residence
SAR	St. Anne’s Residence
SCSMC	St. Catherine of Siena Medical Center
SFUMP	Services for the Underserved - MR Programs
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRH	St. John’s Rehabilitation Hospital

31       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
TASC	Tobacco Settlement Asset-Backed Bonds
TColl	Touro College
TCUS	Touro College and University System
TFABs	Tobacco Flexible Amortization Bonds
TU	Touro University
TUN	The University Financing Foundation
UBF	University of Buffalo Foundation
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

32       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value (cost $6,011,528,266) — see accompanying statement of investments	$5,717,200,501
Cash	14,363,373
Receivables and other assets:
Interest	61,351,257
Shares of beneficial interest sold	5,904,346
Investments sold on a when-issued or delayed delivery basis	3,070,627
Other	2,183,126

Total assets	5,804,073,230

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (see Note 1J)	405,075,000
Investments purchased on a when-issued or delayed delivery basis	9,400,000
Shares of beneficial interest redeemed	3,633,176
Dividends	2,566,241
Distribution and service plan fees	1,432,669
Trustees’ compensation	884,944
Transfer and shareholder servicing agent fees	343,410
Management fees	204,785
Shareholder communications	13,962
Administration fees	1,079
Other	145,742

Total liabilities	423,701,008

Net Assets	$5,380,372,222

Composition of Net Assets
Shares of beneficial interest	$6,194,313,036
Total accumulated loss	(813,940,814)

Net Assets	$5,380,372,222

33       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,333,703,815 and 261,688,067 shares of beneficial interest outstanding)	$16.56

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$17.30

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $505,700,985 and 30,621,326 shares of beneficial interest outstanding)	$16.51

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $540,957,346 and 32,656,538 shares of beneficial interest outstanding)	$16.57

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,076 and 608.273 shares of beneficial interest outstanding)	$16.56

See accompanying Notes to Financial Statements.

34       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF

OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest	$132,157,940
Expenses
Management fees	11,884,114
Administration fees	62,620
Distribution and service plan fees:
Class A	4,782,521
Class C	3,583,902
Transfer and shareholder servicing agent fees:
Class A	1,812,765
Class C	331,935
Class Y	217,337
Shareholder communications:
Class A	16,730
Class C	3,897
Class Y	2,905
Interest expense and fees on short-term floating rate notes issued (See Note 1J)	4,649,647
Borrowing fees	2,646,767
Interest expense on borrowings	534,751
Trustees’ compensation	39,031
Custodian fees and expenses	31,665
Other	556,967

Total expenses	31,157,554

Net Investment Income	101,000,386
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(25,485,666)
Net change in unrealized appreciation/(depreciation) on investment transactions	401,442,987
Net Increase in Net Assets Resulting from Operations	$476,957,707

35       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$101,000,386	$ 178,556,166

Net realized loss	(25,485,666)	(252,599,569)

Net change in unrealized appreciation/(depreciation)	401,442,987	497,137,176

Net increase in net assets resulting from operations	476,957,707	423,093,773

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(68,177,509)	(134,885,883)
Class B	—	(28,609)
Class C	(9,729,198)	(19,810,554)
Class Y	(8,771,155)	(13,955,899)
Class R6	(35)	—

Total distributions from distributable earnings	(86,677,897)	(168,680,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	228,085,061	(367,334,163)
Class B	—	(3,864,090)
Class C	(254,697,630)	(93,987,317)
Class Y	84,008,654	73,882,123
Class R6	10,000	—

Total beneficial interest transactions	57,406,085	(391,303,447)

Net Assets
Total increase (decrease)	447,685,895	(136,890,619)

Beginning of period	4,932,686,327	5,069,576,946

End of period	$5,380,372,222	$ 4,932,686,327

See accompanying Notes to Financial Statements.

36       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2019 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$476,957,707
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(755,311,708)
Proceeds from disposition of investment securities	926,551,813
Short-term investment securities, net	38,584,986
Premium amortization	22,005,023
Discount accretion	(28,665,554)
Net realized loss on investment transactions	25,485,666
Net change in unrealized appreciation/depreciation on investment transactions	(401,442,987)
Change in assets:
Increase in other assets	(784,770)
Increase in interest receivable	(2,065,790)
Decrease in receivable for securities sold	4,399,279
Change in liabilities:
Increase in other liabilities	507,270
Increase in payable for securities purchased	9,400,000

Net cash provided by operating activities	315,620,935

Cash Flows from Financing Activities
Proceeds from borrowings	161,500,000
Payments on borrowings	(342,400,000)
Payments on short-term floating rate notes issued	(97,655,000)
Proceeds from shares sold	574,478,235
Payments on shares redeemed	(597,350,361)
Cash distributions paid	(14,104,016)

Net cash used in financing activities	(315,531,142)
Net increase in cash	89,793
Cash, beginning balance	14,273,580

Cash, ending balance	$14,363,373

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $72,009,214.

Cash paid for interest on borrowings—$815,961.

Cash paid for interest on short-term floating rate notes issued—$4,649,647.

See accompanying Notes to Financial Statements.

37       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.59	$14.68	$14.68	$15.35	$14.29

Income (loss) from investment operations:
Net investment income[1]	0.32	0.55	0.57	0.76	0.97	1.02
Net realized and unrealized gain (loss)	1.16	0.73	0.04	0.12	(0.68)	1.00

Total from investment operations	1.48	1.28	0.61	0.88	0.29	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.52)	(0.70)	(0.88)	(0.96)	(0.96)

Net asset value, end of period	$16.56	$15.35	$14.59	$14.68	$14.68	$15.35

Total Return, at Net Asset Value[2]	9.74%	8.88%	4.11%	6.06%	1.94%	14.43%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,334	$3,807	$3,975	$4,425	$4,464	$4,996

Average net assets (in millions)	$3,968	$3,914	$4,420	$4,553	$4,794	$5,066

Ratios to average net assets:[3]
Net investment income	4.02%	3.64%	3.79%	5.05%	6.42%	6.73%
Expenses excluding specific expenses listed below	0.83%	0.87%	0.83%	0.80%	0.73%	0.72%
Interest and fees from borrowings	0.12%	0.15%	0.11%	0.08%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.19%	0.08%	0.09%	0.07%	0.20%

Total expenses	1.13%	1.21%	1.02%	0.97%	0.86%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.21%	1.02%	0.97%	0.86%	0.97%

Portfolio turnover rate	13%	26%	23%	33%	13%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Class C	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.31	$14.55	$14.64	$14.64	$15.32	$14.26

Income (loss) from investment operations:
Net investment income[1]	0.26	0.44	0.45	0.63	0.84	0.89
Net realized and unrealized gain (loss)	1.15	0.73	0.04	0.12	(0.69)	1.00

Total from investment operations	1.41	1.17	0.49	0.75	0.15	1.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.41)	(0.58)	(0.75)	(0.83)	(0.83)

Net asset value, end of period	$16.51	$15.31	$14.55	$14.64	$14.64	$15.32

Total Return, at Net Asset Value[2]	9.30%	8.09%	3.32%	5.18%	1.02%	13.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$506	$705	$761	$865	$841	$909

Average net assets (in millions)	$722	$733	$851	$875	$887	$903

Ratios to average net assets:[3]
Net investment income	3.26%	2.88%	3.02%	4.19%	5.57%	5.88%
Expenses excluding specific expenses listed below	1.59%	1.62%	1.62%	1.66%	1.58%	1.57%
Interest and fees from borrowings	0.12%	0.15%	0.11%	0.08%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.19%	0.08%	0.09%	0.07%	0.20%

Total expenses	1.89%	1.96%	1.81%	1.83%	1.71%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.96%	1.81%	1.83%	1.71%	1.82%

Portfolio turnover rate	13%	26%	23%	33%	13%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$15.35	$14.60	$14.68	$14.68	$15.35	$14.29

Income (loss) from investment operations:
Net investment income[1]	0.34	0.59	0.59	0.77	0.99	1.04
Net realized and unrealized gain (loss)	1.17	0.72	0.06	0.13	(0.68)	1.00

Total from investment operations	1.51	1.31	0.65	0.90	0.31	2.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.56)	(0.73)	(0.90)	(0.98)	(0.98)

Net asset value, end of period	$16.57	$15.35	$14.60	$14.68	$14.68	$15.35

Total Return, at Net Asset Value[2]	9.94%	9.07%	4.41%	6.22%	2.09%	14.60%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$541	$421	$330	$263	$212	$231

Average net assets (in millions)	$479	$382	$330	$238	$229	$205

Ratios to average net assets:[3]
Net investment income	4.27%	3.88%	3.94%	5.17%	6.57%	6.87%
Expenses excluding specific expenses listed below	0.59%	0.62%	0.62%	0.66%	0.58%	0.57%
Interest and fees from borrowings	0.12%	0.15%	0.11%	0.08%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.19%	0.08%	0.09%	0.07%	0.20%

Total expenses	0.89%	0.96%	0.81%	0.83%	0.71%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.96%	0.81%	0.83%	0.71%	0.82%

Portfolio turnover rate	13%	26%	23%	33%	13%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Class R6	Period Ended June 30, 2019 (Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$16.44

Income from investment operations:
Net investment income[2]	0.07
Net realized and unrealized gain	0.10

Total from investment operations	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)

Net asset value, end of period	$16.56

Total Return, at Net Asset Value[3]	1.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	4.36%
Expenses excluding specific expenses listed below	0.50%
Interest and fees from borrowings	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.18%

Total expenses	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%

Portfolio turnover rate	13%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1- Significant Accounting Policies

    Invesco Oppenheimer Rochester Municipals Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

    Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Fund Municipals (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

    Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

    The Fund’s investment objective is to seek tax-free income.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

    Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision

42       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 1- Significant Accounting Policies (Continued)

of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

43       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

adviser.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E. Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

    At period end, it is estimated that the capital loss carryforwards would be $575,430,729, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the

44       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 1- Significant Accounting Policies (Continued)

fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,605,409,878	[1]

Gross unrealized appreciation	$ 647,048,520
Gross unrealized depreciation	(942,940,199)

Net unrealized depreciation	$ (295,891,679)

1. The Federal tax cost of securities does not include cost of $407,682,302, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Floating Rate Note Obligations in Note 1J.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

45       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

    The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell

46       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 1- Significant Accounting Policies (Continued)

other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

    The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

47       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

    Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

    There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

    TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

    Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

    There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2- Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

48       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

Fee Schedule*
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.46%.

    From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $9,416,726 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.86%, 1.62%, 0.62%, and 0.52%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30,

49       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $25,776 in front-end sales commissions from the sale of Class A shares and $0 and $3,184 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $165,929 in front–end sales commissions from the sale of Class A shares and $2,265 and $13,299 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

50       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 2- Advisory Fees and Other Fees Paid to Affiliates (Continued)

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3- Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,722,945,316	$—	$4,722,945,316

51       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 3- Additional Valuation Information (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
U.S. Possessions	$—	$990,192,285	$—	$ 990,192,285
Common Stock	—	—	4,062,900	4,062,900

Total Assets	$—	$5,713,137,601	$4,062,900	$ 5,717,200,501

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4- Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,730
Payments Made to Retired Trustees	46,653
Accumulated Liability as of June 30, 2019	356,560

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

52       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 5- Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6- Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $755,311,708 and $926,551,813, respectively.

Note 7- Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A2
Sold	25,219,026	$412,160,921	15,464,611	$234,508,501
Dividends and/or distributions reinvested	3,494,522	56,127,591	7,475,115	113,509,138
Redeemed	(14,973,387)	(240,203,451)	(47,368,405)	(715,351,802)

Net increase (decrease)	13,740,161	$228,085,061	(24,428,679)	$(367,334,163)

Class B2
Sold	—	$—	3	$14
Dividends and/or distributions reinvested	—	—	1,672	24,601
Redeemed	—	—	(261,778)	(3,888,705)

Net decrease	—	$—	(260,103)	$(3,864,090)

53       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 7- Share Information (Continued)

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	2,789,502	$44,528,499	3,936,180	$59,623,637
Dividends and/or distributions reinvested	536,382	8,577,419	1,185,076	17,928,741
Redeemed	(18,772,966)	(307,803,548)	(11,370,110)	(171,539,695)

Net decrease	(15,447,082)	$(254,697,630)	(6,248,854)	$(93,987,317)

Class Y
Sold	7,377,458	$118,357,264	10,279,646	$156,336,049
Dividends and/or distributions reinvested	453,971	7,304,204	781,804	11,895,719
Redeemed	(2,601,566)	(41,652,814)	(6,220,539)	(94,349,645)

Net increase	5,229,863	$84,008,654	4,840,911	$73,882,123

Class R6[3]
Sold	608	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	608	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 8- Borrowings

Borrowings - The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1J. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has

54       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 8- Borrowings (Continued)

entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1J (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$40,746,961
Average Daily Interest Rate	2.593%
Fees Paid	$2,875,084
Interest Paid	$815,961

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”)

55       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 8- Borrowings (Continued)

with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Acquired Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Acquired Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Facility terminated May 24, 2019.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$447,924

Note 9- Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the

56       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 9- Independent Registered Public Accounting Firm (Continued)

financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

57       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® Municipals Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

58       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

59       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.    Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.     Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.     Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

60       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.     Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.     Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

61       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

62       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

63       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Invesco Oppenheimer Rochester® Municipals Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® Fund Municipals into Invesco Oppenheimer Rochester® Municipals Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	127,766,712	7,184,695	30,157,867	0

64       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

65       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

66       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

67       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO’S PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

68       INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾  Fund reports and prospectuses
◾  Quarterly statements
◾  Daily confirmations
◾  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box
219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROM-SAR-1 08272019

Semiannual Report 6/30/2019

Invesco

Oppenheimer

Rochester® Limited

Term New York

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester Limited Term New York Municipal Fund. See Important Update on the following page for more information.

.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Table of Contents

Top Holdings and Allocations	5

Fund Expenses	9

Statement of Investments	11

Statement of Assets and Liabilities	35

Statement of Operations	37

Statements of Changes in Net Assets	38

Statement of Cash Flows	39

Financial Highlights	40

Notes to Financial Statements	44

Approval Investment Advisory and Sub-Advisory Contracts	59

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	64

Shareholder Proxy	65

Invesco’s Privacy Notice	66

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 5 Year Municipal Bond Index
6-Month	5.16%	2.38%	3.80%
1-Year	9.26	6.67	5.24
5-Year	3.05	2.53	2.30
10-Year	3.78	3.51	3.22

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor Fund. Share class returns will differ from those of the predecessor fund as they have

3      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Marine/Aviation Facilities	13.0%
Highways/Commuter Facilities	11.3
Tobacco Master Settlement Agreement	9.6
Special Tax	8.2
General Obligation	8.0
Sales Tax Revenue	6.3
Hospital/Healthcare	5.4
Electric Utilities	5.4
Higher Education	5.2
Water Utilities	5.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	4.8%	1.1%	5.9%
AA	42.7	0.0	42.7
A	12.4	0.0	12.4
BBB	20.5	4.7	25.2
BB or lower	12.5	1.3	13.8
Total	92.9%	7.1%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

5      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 6/30/19

	Without Sales Charge	With Sales Charge
Class A	2.75%	2.68%
Class C	2.10	N/A
Class Y	2.97	N/A
Class R6	3.00	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/19

Class A	1.57%
Class C	0.87
Class Y	1.86
Class R6	1.91

TAXABLE EQUIVALENT YIELDS

As of 6/30/19

Class A	2.93%
Class C	1.62
Class Y	3.47
Class R6	3.56

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	5.16%	9.26%	3.05%	3.78%	4.58%
Class C (LTNCX)	5/1/97	4.80	8.12	2.23	2.98	3.60
Class Y (LTBYX)	3/30/11	5.28	9.52	3.30	N/A	3.39
Class R6 (IORMX)*	5/24/19	5.16	9.26	3.05	3.78	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	2.38%	6.67%	2.53%	3.51%	4.48%
Class C (LTNCX)	5/1/97	3.80	7.12	2.23	2.98	3.60
Class Y (LTBYX)	3/30/11	5.28	9.52	3.30	N/A	3.39
Class R6 (IORMX)*	5/24/19	5.16	9.26	3.05	3.78	N/A

*Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class

6      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com

The Fund’s performance is compared to the performance of the Bloomberg Barclays 5 Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The index is unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.007 for the 28-day accrual period ended June 25, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 25, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0053 and $0.0076, respectively, for the 28-day accrual period ended June 25, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2019 top combined federal and New York State tax rate of 46.36%. (The top combined rate for New York City residents is 48.80%.). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; Invesco does not offer tax advice. Please consult your tax adviser for information regarding your own personal tax situation.

This Report must be preceded or accompanied by a Fund prospectus.

7      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting Invesco.com or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

8      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1],[2]
Class A	$1,000.00	$1,051.60	$4.84
Class C	1,000.00	1,048.00	8.72
Class Y	1,000.00	1,052.80	3.62
Class R6	1,000.00	1,051.60	0.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.08	4.77
Class C	1,000.00	1,016.31	8.58
Class Y	1,000.00	1,021.27	3.56
Class R6	1,000.00	1,021.77	3.06

1. Actual expenses paid for Class A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Classes A, C, and Y for the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.95%
Class C	1.71
Class Y	0.71
Class R6	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
Municipal Bonds and Notes—101.4%
New York—84.2%
$240,000	Albany County, NY Airport Authority[1]	5.000%	12/15/2030	12/15/2028	A	$ 291,552
300,000	Albany County, NY Airport Authority[1]	5.000	12/15/2031	12/15/2028	A	361,719
320,000	Albany County, NY Airport Authority[1]	5.000	12/15/2032	12/15/2028	A	383,616
745,000	Albany County, NY Airport Authority[1]	5.000	12/15/2035	12/15/2028	A	900,601
780,000	Albany County, NY Airport Authority[1]	5.000	12/15/2036	12/15/2028	A	940,329
820,000	Albany County, NY Airport Authority[1]	5.000	12/15/2037	12/15/2028	A	982,991
500,000	Albany County, NY Airport Authority[1]	5.000	12/15/2038	12/15/2028	A	597,765
25,000	Albany County, NY IDA (Wildwood Programs)[1,2]	4.900	07/01/2021	07/19/2019	A	25,010
1,500,000	Albany, NY Capital Resource Corp. (Albany Law School)[1]	5.000	07/01/2029	07/01/2027	A	1,799,955
1,520,000	Albany, NY Capital Resource Corp. (Albany Law School)[1]	5.000	07/01/2031	07/01/2027	A	1,796,777
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	07/01/2021	A	494,589
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2024	05/01/2024		465,204
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2025	05/01/2025		357,363
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2026	05/01/2026		365,583
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000	11/15/2025	11/15/2020	A	212,800
655,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2027	10/01/2027		768,335
690,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2028	10/01/2028		817,215
730,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2029	10/01/2028	A	860,013
760,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2030	10/01/2028	A	890,629
805,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2031	10/01/2028	A	939,089
695,000	Amsterdam, NY GO	5.750	12/18/2019	12/18/2019		699,969
500,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2027	11/01/2026	A	587,530
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2028	11/01/2026	A	1,172,150
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2029	11/01/2026	A	1,169,730

11      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250%	11/01/2030	11/01/2026	A	$ 758,075
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2031	11/01/2026	A	756,151
385,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		385,635
970,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		971,426
1,750,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	4.000	07/15/2029	01/15/2027	A	1,984,920
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750	10/01/2026	04/01/2021	A	1,458,823
150,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2026	10/01/2026		178,774
150,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2027	10/01/2027		181,440
165,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2028	10/01/2028		202,633
175,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2029	10/01/2028	A	213,565
200,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2030	10/01/2028	A	242,438
200,000	Buffalo & Erie County, NY Industrial Land Devel. (Global Concepts Charter School)[1]	5.000	10/01/2031	10/01/2028	A	240,712
60,000	Buffalo, NY Fiscal Stability Authority[1]	4.500	09/01/2019	07/28/2019	A	60,153
1,600,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School)[1]	4.000	06/01/2028	04/17/2024	A	1,689,392
1,190,000	Build NYC Resource Corp. (Bronx Lighthouse Charter School)[1]	5.000	06/01/2033	06/01/2025	A	1,323,589
1,140,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2030	08/01/2027	A	1,382,581
1,315,000	Build NYC Resource Corp. (New Dawn Charter Schools)[1]	5.000	02/01/2033	03/09/2025	A	1,363,405
125,000	Build NYC Resource Corp. (Pratt Paper)[1,2]	3.750	01/01/2020	01/01/2020		125,570
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)[1]	4.750	12/15/2026	12/15/2022	A	2,167,180
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2024	07/01/2022	A	1,545,925

12      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000%	07/01/2025	07/01/2022	A	$ 1,883,104
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2026	07/01/2022	A	1,814,686
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2028	07/01/2022	A	1,868,032
600,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2021	08/01/2021		643,536
500,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2022	08/01/2022		553,285
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	08/01/2022	A	1,076,200
315,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2020	05/01/2020		323,477
330,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2021	05/01/2021		348,774
345,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2022	05/01/2022		374,177
365,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2023	05/01/2023		404,854
380,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2024	05/01/2024		429,620
400,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2025	05/01/2025		460,104
415,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2026	05/01/2026		485,226
445,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2027	05/01/2026	A	517,668
465,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2028	05/01/2026	A	539,307
485,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2029	05/01/2026	A	558,385
25,000	Clarkstown, NY Central School District[1]	4.000	04/15/2020	07/28/2019	A	25,053
20,000	Corning, NY GO1	4.000	12/01/2020	12/01/2019	A	20,234
15,000	Deerfield, NY GO1	5.500	06/15/2020	12/15/2019	A	15,207
2,610,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	09/09/2020	A	2,711,216

13      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$8,600,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000%	07/01/2030	07/01/2026	A	$ 10,225,228
60,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	07/28/2019	A	60,215
600,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2023	04/01/2022	A	657,588
525,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2024	04/01/2022	A	575,242
500,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2025	04/01/2022	A	546,995
700,000	Erie County, NY Public Improvement District[1]	5.000	04/01/2026	04/01/2022	A	763,812
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	07/28/2019	A	29,622,700
215,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	06/01/2020		220,947
65,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	06/01/2020		66,804
220,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2021	06/01/2021		232,179
145,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2022	12/07/2021	B	154,615
235,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2022	06/01/2022		254,395
250,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2023	06/01/2023		276,257
155,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	12/07/2023	B	171,004
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	06/01/2024		287,043
270,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2025	06/01/2025		308,156
175,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2026	12/06/2025	B	196,843
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2027	06/01/2027		114,231

14      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000%	06/01/2028	06/01/2027	A	$ 113,774
320,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2031	06/01/2027	A	356,675
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2035	06/01/2027	A	279,363
160,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	06/01/2020		164,440
170,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2021	06/01/2021		179,411
180,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2022	06/01/2022		194,803
185,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2023	06/01/2023		204,431
195,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	06/01/2024		219,599
205,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2025	06/01/2025		233,971
780,000	Franklin County, NY Solid Waste Management Authority[1]	4.000	06/01/2021	06/01/2021		811,606
810,000	Franklin County, NY Solid Waste Management Authority[1]	4.000	06/01/2022	06/01/2022		858,073
845,000	Franklin County, NY Solid Waste Management Authority[1]	4.000	06/01/2023	06/01/2023		909,795
875,000	Franklin County, NY Solid Waste Management Authority[1]	4.000	06/01/2024	06/01/2024		955,141
270,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2023	06/01/2023		300,829
285,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2024	06/01/2024		324,367
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	899,921
10,000	Geneseo, NY Central School District[1]	4.000	05/01/2022	11/01/2019	A	10,090
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	552,030
1,570,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)[1]	4.750	07/01/2028	01/28/2025	B	1,622,485
2,705,000	Hempstead, NY Local Devel. Corp. (Evergreen School)[1,2]	6.150	12/01/2029	12/01/2029		2,719,418

15      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$525,000	Hempstead, NY Local Devel. Corp. (Evergreen School)[1,2]	6.250%	12/01/2021	12/01/2021		$ 526,260
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2029	07/01/2027	A	240,318
170,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2030	07/01/2027	A	202,487
150,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2031	07/01/2027	A	176,836
275,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2032	07/01/2027	A	322,938
11,000,000	L.I., NY Power Authority[1]	5.000	09/01/2035	09/01/2028	A	13,561,350
10,000,000	L.I., NY Power Authority, Series A1	5.000	09/01/2026	09/01/2022	A	11,095,700
10,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2027	09/01/2022	A	11,066,900
14,825,000	L.I., NY Power Authority, Series B1	5.000	09/01/2029	09/01/2022	A	16,374,509
6,635,000	L.I., NY Power Authority, Series B1	5.000	09/01/2034	09/01/2026	A	7,924,977
70,000	Livonia, NY GO1	5.000	06/15/2020	07/28/2019	A	70,161
75,000	Livonia, NY GO1	5.000	06/15/2021	07/28/2019	A	75,165
80,000	Livonia, NY GO1	5.000	06/15/2022	07/28/2019	A	80,161
85,000	Livonia, NY GO1	5.000	06/15/2023	07/28/2019	A	85,161
90,000	Livonia, NY GO1	5.000	06/15/2024	07/28/2019	A	90,165
75,000	Livonia, NY GO1	5.000	06/15/2025	07/28/2019	A	75,128
415,000	Lockport City, NY GO1	5.000	10/15/2019	10/15/2019		419,374
400,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2026	12/01/2022	A	441,776
345,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2027	12/01/2022	A	380,670
660,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2028	12/01/2022	A	727,544
350,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[1]	5.000	07/01/2026	07/01/2025	A	413,745
600,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	4.000	10/01/2034	10/01/2027	A	645,804
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	216,750
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2023	06/01/2022	A	674,938
3,160,000	Nassau County, NY GO1	5.000	04/01/2029	04/01/2026	A	3,805,620
365,000	Nassau County, NY GO1	5.000	04/01/2031	04/01/2027	A	443,048
2,100,000	Nassau County, NY GO1	5.000	01/01/2032	01/01/2026	A	2,479,218
5,850,000	Nassau County, NY GO1	5.000	07/01/2036	07/01/2028	A	7,144,254
5,450,000	Nassau County, NY GO1	5.000	07/01/2038	07/01/2028	A	6,608,942
4,775,000	Nassau County, NY GO1	5.000	07/01/2039	07/01/2028	A	5,775,792
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	11/01/2019	A	300,081
65,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	12/01/2019		64,971

16      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal					Effective
Amount		Coupon		Maturity	Maturity*		Value
New York (Continued)
$200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950%		11/01/2022	11/01/2019	A	$ 200,060
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	11/01/2019	A	200,054
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2021	03/01/2020	A	512,315
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	11/01/2019	A	500,280
55,000	Nassau County, NY IDA (WORCA)[1]	6.000		12/01/2019	07/28/2019	A	55,063
660,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI/SCSMC/CHS/SANCSAR/SAR/SJRH/ SJR/VMNRC/CHFTEH/VMHCS/CHHSB Obligated Group)[1]	5.000		07/01/2032	07/01/2024	A	734,296
1,830,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)[1]	4.700		12/01/2028	01/04/2025	B	1,858,511
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000		07/01/2027	07/01/2022	A	6,198,572
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[1]	5.000		07/01/2027	07/01/2022	A	4,899,960
2,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250	[3]	06/01/2026	06/01/2026		1,964,700
325,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2025	07/01/2025		374,985
1,100,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2029	07/01/2025	A	1,257,311
3,805,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)[1]	4.200		08/01/2028	11/08/2024	B	3,859,526
6,000,000	New Rochelle, NY IDA (College of New Rochelle)[4]	5.250		07/01/2027	04/07/2024	B	2,400,000
555,000	New Rochelle, NY IDA (College of New Rochelle)[4]	5.500		07/01/2019	07/01/2019		222,000
195,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650		08/01/2020	07/28/2019	A	195,696
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750		02/01/2032	07/28/2019	A	2,544,734
2,635,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	4.000		05/15/2029	07/28/2019	A	2,656,633
750,000	Niagara Falls, NY GO1	5.000		05/15/2028	05/15/2026	A	905,655
850,000	Niagara Falls, NY GO1	5.000		05/15/2029	05/15/2026	A	1,022,372
320,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2026	05/01/2022	A	349,264
700,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2031	04/01/2029	A	853,524

17      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$725,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000%	04/01/2033	04/01/2029	A	$ 877,091
500,000	North Babylon, NY Volunteer Fire Company[1]	5.750	08/01/2022	07/28/2019	A	501,095
3,560,000	NY Counties Tobacco Trust I1	6.500	06/01/2035	07/28/2019	A	3,561,638
3,295,000	NY Counties Tobacco Trust I1	6.625	06/01/2042	07/28/2019	A	3,296,318
75,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	07/28/2019	A	75,263
135,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	07/28/2019	A	136,937
985,000	NY Counties Tobacco Trust III (TASC)[1]	6.000	06/01/2043	07/13/2019	A	986,487
3,395,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	07/13/2019	A	3,396,324
545,000	NY Counties Tobacco Trust VI1	5.625	06/01/2035	02/27/2024	B	587,526
2,095,000	NY Counties Tobacco Trust VI1	5.750	06/01/2043	12/18/2032	B	2,407,658
9,940,000	NY Counties Tobacco Trust VI1	6.000	06/01/2043	06/25/2027	B	10,918,295
40,000	NY Counties Tobacco Trust VI1	6.250	06/01/2025	09/18/2020	B	40,695
830,000	NY Counties Tobacco Trust VI1	6.450	06/01/2040	07/26/2032	B	947,204
8,040,000	NY Counties Tobacco Trust VI1	6.750	06/01/2035	08/24/2026	B	8,685,853
10,000,000	NY MTA[1]	5.000	11/15/2036	11/15/2026	A	11,950,500
1,875,000	NY MTA (Green Bond)[1]	5.000	11/15/2034	11/15/2027	A	2,300,662
4,300,000	NY MTA Hudson Rail Yards[1,2]	5.000	11/15/2046	11/15/2019	A	4,351,557
9,985,000	NY MTA, Series C1	5.000	11/15/2028	11/15/2022	A	11,051,298
4,015,000	NY MTA, Series C1	5.000	11/15/2028	11/15/2022	A	4,530,084
7,135,000	NY MTA, Series C1	5.000	11/15/2029	11/15/2022	A	7,891,096
2,865,000	NY MTA, Series C1	5.000	11/15/2029	11/15/2022	A	3,232,551
1,435,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	1,619,096
3,565,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	3,943,104
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,443,720
23,000,000	NY MTA, Series D1	5.000	11/15/2027	11/15/2019	A	23,300,150
20,000,000	NY MTA, Series D1	5.000	11/15/2029	11/15/2022	A	22,112,400
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,453,550
11,800,000	NY MTA, Series D-1[1]	5.000	11/01/2026	11/01/2022	A	13,118,650
5,075,000	NY MTA, Series D-1[1]	5.000	11/01/2028	11/01/2022	A	5,609,702
11,110,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2036	05/15/2027	A	13,421,102
10,950,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2036	11/15/2028	A	13,589,279
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	11/15/2028	A	6,157,850
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2030	06/01/2027	A	5,858,750
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2031	06/01/2027	A	5,822,350
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2032	06/01/2027	A	5,798,950
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2033	06/01/2027	A	5,783,300
3,130,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2045	10/22/2036	B	3,030,059
55,000	NY Valley Health Devel. Corp.[1]	6.750	05/20/2022	07/28/2019	A	55,246
15,000	NYC GO1	4.250	03/15/2028	07/28/2019	A	15,028

18      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$5,000	NYC GO1	5.000%	06/01/2023	07/28/2019	A	$ 5,014
5,000,000	NYC GO1	5.000	08/01/2023	08/01/2019	A	5,015,000
18,760,000	NYC GO5	5.000	08/01/2026	02/01/2023	A	21,125,167
22,970,000	NYC GO5	5.000	08/01/2026	02/01/2023	A	25,865,943
26,090,000	NYC GO5	5.000	08/01/2027	02/01/2023	A	29,359,338
28,685,000	NYC GO5	5.000	08/01/2027	02/01/2023	A	32,279,427
5,000,000	NYC GO1	5.000	08/01/2028	08/01/2019	A	5,014,950
2,000,000	NYC GO1	5.000	08/01/2029	08/01/2022	A	2,209,240
5,000	NYC GO1	5.125	08/01/2022	07/28/2019	A	5,014
5,000	NYC GO1	5.500	02/15/2026	07/28/2019	A	5,016
10,000	NYC GO1	5.500	02/15/2026	07/28/2019	A	10,032
5,000	NYC GO1	5.500	06/01/2028	07/28/2019	A	5,016
10,000	NYC GO1	5.500	11/15/2037	07/28/2019	A	10,032
55,000	NYC GO1	5.875	08/01/2019	08/01/2019		55,192
5,000	NYC GO1	6.000	02/15/2024	07/28/2019	A	5,019
45,000	NYC GO1	7.750	08/15/2027	08/15/2019	A	45,349
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	1,896,287
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	4,843,597
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	07/28/2019	A	35,092
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	38,189,514
100,000	NYC Health & Hospital Corp. (Health System)[1]	5.500	02/15/2021	07/28/2019	A	100,316
30,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	07/28/2019	A	30,075
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125	01/01/2029	07/28/2019	A	200,726
4,085,000	NYC IDA (Queens Baseball Stadium)[1]	6.500	01/01/2046	07/28/2019	A	4,100,196
990,000	NYC IDA (Rosco, Inc.)[1]	5.625	06/01/2022	07/28/2019	A	990,228
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/ AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2020	07/01/2020		516,550
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/ AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2021	07/01/2021		266,460
3,000,000	NYC IDA (Yankee Stadium)[1,6]	2.786	03/01/2020	03/01/2020		3,015,810
8,655,000	NYC IDA (Yankee Stadium)[1,6]	2.836	03/01/2022	03/01/2022		8,808,540
6,550,000	NYC IDA (Yankee Stadium)[1,6]	2.846	03/01/2023	03/01/2023		6,742,111
195,000	NYC IDA (Yankee Stadium)[1,6]	2.856	03/01/2024	03/01/2024		201,607
200,000	NYC IDA (Yankee Stadium)[1,6]	2.866	03/01/2025	03/01/2025		205,518
985,000	NYC IDA (Yankee Stadium)[1,6]	2.876	03/01/2026	03/01/2026		1,012,708
1,000,000	NYC IDA (Yankee Stadium)[1,6]	2.886	03/01/2027	03/01/2027		1,028,210
15,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	07/28/2019	A	15,113
20,420,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	07/28/2019	A	20,519,854
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2021	A	11,510,001
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2030	06/15/2020	A	10,342,400

19      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$25,000,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2031	06/15/2021	A	$ 26,731,000
15,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2027	A	17,962,800
4,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2040	12/15/2027	A	4,805,760
1,880,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2027	07/15/2022	A	2,091,256
9,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2028	07/15/2022	A	10,005,660
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2029	07/15/2022	A	11,111,100
11,325,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2030	07/15/2022	A	12,537,341
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	07/15/2028	A	18,383,550
2,450,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2037	07/15/2028	A	2,989,588
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,789,689
50,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2036	07/28/2019	A	50,130
3,905,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	02/01/2026	A	4,595,912
3,085,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2037	05/01/2026	A	3,647,457
1,655,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2037	08/01/2028	A	2,019,348
7,980,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2038	02/01/2027	A	9,466,275
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2038	05/01/2028	A	6,061,300
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2038	08/01/2028	A	12,168,700
17,600,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	08/01/2028	A	21,312,544
3,215,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	07/28/2019	A	3,224,741
3,090,000	NYC Trust for Cultural Resources (Carnegie Hall/Carnegie Hall Society Obligated Group)[1]	5.000	12/01/2039	12/01/2019	A	3,133,105
1,825,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	12/15/2021	B	1,861,080
5,000	NYS DA (Barnard College)[1]	5.000	07/01/2023	07/28/2019	A	5,015
1,255,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2025	07/01/2022	A	1,394,594
500,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2028	07/01/2022	A	547,195
260,000	NYS DA (Health Center/BFCC/ USBFCC Obligated Group)[1]	5.000	11/15/2019	07/28/2019	A	260,783

20      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000%	07/01/2022	07/01/2020	A	$ 155,466
1,110,000	NYS DA (Iona College)[1]	5.000	07/01/2022	07/01/2022		1,203,129
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2023	07/01/2022	A	1,081,170
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2024	07/01/2022	A	1,080,360
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2025	07/01/2022	A	1,079,440
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2026	07/01/2022	A	1,078,850
1,000,000	NYS DA (Iona College)[1]	5.000	07/01/2027	07/01/2022	A	1,077,960
1,550,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	4.625	12/01/2027	05/20/2024	B	1,554,355
25,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1,2]	5.125	07/01/2021	07/21/2019	A	25,009
1,000,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2027	08/01/2027		1,224,670
1,000,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2028	08/01/2028		1,242,320
1,000,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2029	08/01/2028	A	1,234,790
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	07/28/2019	A	8,500,764
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	07/28/2019	A	3,750,000
4,250,000	NYS DA (NYU)[1]	5.000	07/01/2040	07/01/2028	A	5,155,207
2,000,000	NYS DA (Orange Regional Medical Center)[1]	4.000	12/01/2020	12/01/2020		2,056,820
1,000,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2022	12/01/2022		1,098,510
2,800,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2023	12/01/2023		3,149,552
1,300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2025	12/01/2025		1,525,004
1,500,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2026	12/01/2026		1,790,490
1,300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2027	06/01/2027	A	1,558,414
10,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2021	07/28/2019	A	10,021
17,000,000	NYS DA (Personal Income Tax)[1]	5.000	12/15/2029	12/15/2022	A	18,994,100
2,650,000	NYS DA (Rockefeller University)[1]	5.000	07/01/2040	07/28/2019	A	2,657,287
14,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2034	03/15/2028	A	17,323,320
2,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2036	03/15/2028	A	2,449,200
8,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2037	03/15/2028	A	9,756,400
8,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2037	09/15/2028	A	9,847,440
3,500,000	NYS DA (Sales Tax)[1]	5.000	03/15/2038	03/15/2028	A	4,253,060
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2039	09/15/2028	A	12,221,500
5,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2040	09/15/2028	A	6,067,850
4,000,000	NYS DA (School District Bond Financing Program), Series A1	5.000	08/01/2033	08/01/2028	A	4,822,480

21      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,345,000	NYS DA (School District Bond Financing Program), Series B1	5.000%	10/01/2033	10/01/2027	A	$ 1,662,057
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	A	1,137,606
400,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2027	10/01/2022	A	443,060
200,000	NYS DA (School District Bond Financing Program), Series F1	5.000	10/01/2028	10/01/2022	A	221,464
1,690,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2026	10/01/2022	A	1,879,888
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2027	10/01/2022	A	555,675
400,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2028	10/01/2022	A	443,600
500,000	NYS DA (School District Bond Financing Program), Series H1	5.000	10/01/2029	10/01/2022	A	553,490
1,675,000	NYS DA (School District Financing)[1]	5.000	10/01/2025	10/01/2022	A	1,858,697
2,740,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	3,150,918
1,665,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	1,907,640
3,190,000	NYS DA (School District Financing)[1]	5.000	10/01/2026	10/01/2023	A	3,668,404
2,485,000	NYS DA (School District Financing)[1]	5.000	10/01/2027	10/01/2023	A	2,858,794
1,885,000	NYS DA (School District Financing)[1]	5.000	10/01/2027	10/01/2023	A	2,159,136
2,460,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/15/2019	A	2,474,588
815,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	07/01/2022	A	905,652
180,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	07/01/2022	A	200,021
3,275,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	07/01/2022	A	3,644,387
3,565,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	07/01/2022	A	3,917,971
10,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	07/01/2022	A	11,112
4,660,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	5,083,268
1,135,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	1,245,572
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	10,936,300
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2042	03/15/2029	A	12,175,900
3,060,000	NYS DA (State University of New York)[1]	5.000	07/01/2036	07/01/2028	A	3,750,948
1,850,000	NYS DA (State University of New York)[1]	5.000	07/01/2038	07/01/2028	A	2,246,733
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,172,901
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2029	01/01/2027	A	1,214,620

22      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,500,000	NYS DA (The New School)[1]	5.000%	07/01/2030	01/01/2027	A	$ 1,809,135
5,000	NYS DA (UCPHCA/Jawonio/FRC/ CPW/UCPANYS/UCP Obligated Group)[1,2]	4.250	07/01/2020	07/29/2019	A	5,012
4,555,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	4.875	09/01/2027	01/21/2024	B	4,617,403
2,025,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	4.625	10/01/2027	08/08/2024	B	2,058,716
245,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	246,494
40,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	40,244
1,130,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,134,836
15,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.500	06/15/2030	07/28/2019	A	15,034
10,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	07/28/2019	A	10,026
2,755,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2038	06/15/2028	A	3,391,047
12,375,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2042	06/15/2027	A	14,890,590
320,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	07/28/2019	A	320,669
520,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	07/28/2019	A	520,744
2,385,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	12/01/2019	A	2,427,501
10,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	07/28/2019	A	10,029
160,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	07/28/2019	A	160,394
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	07/28/2019	A	1,343,270
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	07/28/2019	A	300,819
940,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	07/28/2019	A	942,275
1,415,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	07/28/2019	A	1,417,802
1,175,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	07/28/2019	A	1,177,820
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	11/15/2021	A	5,406,500
10,000,000	NYS Thruway Authority[1]	5.000	01/01/2027	01/01/2022	A	10,874,300
15,000,000	NYS Thruway Authority[1]	5.000	01/01/2029	01/01/2022	A	16,288,500
20,500,000	NYS Thruway Authority[1]	5.000	01/01/2030	01/01/2022	A	22,242,500
3,995,000	NYS Thruway Authority[1]	5.000	01/01/2035	01/01/2028	A	4,905,700
3,370,000	NYS Transportation Devel. Corp. (Delta Air Lines/LaGuardia Airport Terminals)[1]	5.000	01/01/2034	01/01/2028	A	3,988,294
4,000,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2033	07/01/2024	A	4,232,960
1,000,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2030	07/01/2024	A	1,125,590

23      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,250,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000%	07/01/2034	07/01/2024	A	$ 4,736,073
50,000	Oneida County, NY IDA (Hamilton College)[1]	5.000	09/15/2024	07/28/2019	A	50,142
780,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2029	05/01/2027	A	947,544
275,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2030	05/01/2027	A	331,892
350,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2031	05/01/2027	A	419,776
455,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2032	05/01/2027	A	543,411
475,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2033	05/01/2027	A	565,359
500,000	Onondaga County, NY Res Rec[1]	5.000	05/01/2034	05/01/2027	A	592,705
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2028	05/01/2027	A	728,160
450,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2029	05/01/2027	A	543,762
835,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2030	05/01/2027	A	1,004,405
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2032	05/01/2027	A	714,216
465,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.000	07/01/2022	07/01/2022		510,268
490,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.000	07/01/2023	07/01/2022	A	537,398
515,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.000	07/01/2024	07/01/2022	A	563,601
540,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.000	07/01/2025	07/01/2022	A	589,793
115,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2025	10/01/2025		134,248
1,000,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,092,560
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2019	07/01/2019		460,000
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2019	07/01/2019		690,000
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		500,321
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2020	07/01/2020		753,134
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		811,642
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2021	07/01/2021		535,891

24      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$530,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000%	07/01/2022	07/01/2022		$ 577,371
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)[1]	5.000	07/01/2022	07/01/2022		876,951
1,205,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)[1]	5.375	12/01/2021	07/28/2019	A	1,208,772
650,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2022	10/01/2022		683,118
700,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2023	10/01/2023		743,911
660,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2024	10/01/2024		707,045
31,235,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	03/04/2020	A	32,374,453
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	07/28/2019	A	48,277,845
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	07/28/2019	A	41,651,211
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	07/28/2019	A	2,634,840
6,605,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	10/01/2019		6,745,290
15,000	Port Authority NY/NJ, 154th Series[1]	4.250	09/01/2023	07/28/2019	A	15,031
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	7,663,400
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	10,917,500
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	A	14,219,063
12,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2026	09/01/2024	A	14,629,125
3,775,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2031	10/15/2024	A	4,352,537
12,235,000	Port Authority NY/NJ, 202nd Series[1]	5.000	04/15/2037	04/15/2027	A	14,475,351
5,000,000	Port Authority NY/NJ, 206th Series[1]	5.000	11/15/2042	11/15/2027	A	5,911,950
3,385,000	Port Authority NY/NJ, 207th Series[1]	5.000	09/15/2030	03/15/2028	A	4,192,086
1,555,000	Port Authority NY/NJ, 207th Series[1]	5.000	09/15/2032	03/15/2028	A	1,903,242
600,000	Poughkeepsie City, NY GO1	5.000	06/01/2031	06/01/2026	A	670,062
225,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	07/28/2019	A	225,736
295,000	Ramapo, NY Local Devel. Corp.[1]	5.000	03/15/2028	03/15/2023	A	314,573

25      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$10,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	4.500%	12/01/2019	07/28/2019	A	$10,019
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	07/28/2019	A	1,202,892
15,000	Rochester, NY GO1	4.000	10/01/2020	07/28/2019	A	15,032
10,000	Rochester, NY GO1	4.250	10/01/2025	07/28/2019	A	10,021
575,000	Rockland County, NY GO1	5.000	12/15/2019	12/15/2019		584,097
575,000	Rockland County, NY GO1	5.000	12/15/2020	12/15/2020		606,545
600,000	Rockland County, NY GO1	5.000	12/15/2022	12/15/2022		675,774
115,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	07/28/2019	A	117,935
195,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)[1]	5.000	07/01/2024	07/01/2024		228,210
5,000,000	SONYMA, Series 142	2.020 [7]	10/01/2037	07/01/2019	A	5,000,000
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	07/28/2019	A	386,136
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	07/28/2019	A	406,183
300,000	Spring Valley, NY GO1	5.000	05/01/2020	07/28/2019	A	300,885
310,000	Spring Valley, NY GO1	5.000	05/01/2021	07/28/2019	A	310,915
325,000	Spring Valley, NY GO1	5.000	05/01/2022	07/28/2019	A	325,891
335,000	Spring Valley, NY GO1	5.000	05/01/2023	07/28/2019	A	335,891
350,000	Spring Valley, NY GO1	5.000	05/01/2024	07/28/2019	A	350,907
365,000	Spring Valley, NY GO1	5.000	05/01/2025	07/28/2019	A	365,945
1,050,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.250	09/01/2033	03/01/2022	A	1,133,990
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2024	01/01/2023	A	334,098
920,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2025	01/01/2023	A	1,024,567
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2028	07/01/2026	A	360,807
785,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	07/01/2026	A	937,863
450,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	07/01/2026	A	534,632
375,000	Suffern, NY GO1	5.000	03/15/2021	03/15/2021		393,641
395,000	Suffern, NY GO1	5.000	03/15/2022	03/15/2021	A	414,774
310,000	Suffern, NY GO1	5.000	03/15/2023	03/15/2021	A	324,905
475,000	Suffern, NY GO1	5.000	03/15/2026	03/15/2021	A	496,665
400,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	02/11/2022	A	410,068
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	11/01/2019	A	200,144
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/01/2019	A	301,140

26      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950%	11/01/2022	11/01/2019	A	$ 301,257
200,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	07/28/2019	A	200,088
205,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	07/28/2019	A	205,037
2,330,000	Suffolk County, NY IDA (Dowling College)[4,8]	6.700	12/01/2020	12/01/2020		23
200,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	07/28/2019	A	200,024
895,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500	01/01/2023	07/28/2019	A	895,546
165,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000	10/01/2020	07/28/2019	A	165,053
100,000	Suffolk County, NY IDA (WORCA)[1]	6.000	10/01/2020	07/28/2019	A	100,130
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2021	06/01/2021		1,201,002
15,085,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/24/2026	B	14,850,277
5,110,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/23/2026	B	5,030,488
1,395,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/18/2026	B	1,373,294
2,115,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/20/2026	B	2,082,091
2,165,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/23/2026	B	2,131,313
2,205,000	Syracuse, NY IDA (Carousel Center)[1]	5.000	01/01/2028	01/01/2026	A	2,439,480
6,000,000	Syracuse, NY IDA (Carousel Center)[1]	5.000	01/01/2030	01/01/2026	A	6,629,400
8,825,000	Syracuse, NY IDA (Carousel Center)[1]	5.000	01/01/2031	01/01/2026	A	9,703,176
3,800,000	Syracuse, NY IDA (Carousel Center)[1]	5.000	01/01/2033	01/01/2026	A	4,161,038
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2031	09/01/2021	A	1,065,520
20,000	Tuckahoe, NY Union Free School District[1]	4.250	09/01/2026	07/28/2019	A	20,047
75,000	West Hempstead, NY Union Free School District[1]	4.600	03/01/2026	07/28/2019	A	75,218
10,000	Westhampton Beach, NY Union Free School District[1]	4.625	03/01/2027	07/28/2019	A	10,025
50,000	White Plains, NY HDC (Battle Hill)[1]	6.650	02/01/2025	07/12/2022	B	54,283
2,000,000	Yonkers, NY GO1	5.000	10/01/2023	10/01/2021	A	2,172,160
1,000,000	Yonkers, NY GO1	5.000	10/01/2024	10/01/2021	A	1,086,080

27      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000%	04/01/2025	07/28/2019	A	$1,459,016

						1,490,133,725
Other Territory—0.0%
334,922	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	01/28/2021	B	338,278
U.S. Possessions—17.2%
1,605,000	Guam Education Financing Foundation COP[1]	5.000	10/01/2019	10/01/2019		1,615,545
1,435,000	Guam Government Business Privilege[1]	5.000	01/01/2027	01/01/2022	A	1,519,392
3,255,000	Guam Government Business Privilege[1]	5.000	01/01/2028	01/01/2022	A	3,441,219
1,000,000	Guam Government Limited Obligation[1]	5.500	12/01/2019	12/01/2019		1,017,640
12,155,000	Guam International Airport Authority[1]	6.000	10/01/2023	07/28/2019	A	12,193,774
900,000	Guam Power Authority, Series A1	5.000	10/01/2019	10/01/2019		907,533
1,350,000	Guam Power Authority, Series A1	5.000	10/01/2020	10/01/2020		1,406,767
1,350,000	Guam Power Authority, Series A1	5.000	10/01/2021	10/01/2021		1,450,615
3,185,000	Guam Power Authority, Series A1	5.000	10/01/2025	10/01/2022	A	3,522,578
2,690,000	Guam Power Authority, Series A1	5.000	10/01/2026	10/01/2022	A	2,971,993
4,000,000	Guam Power Authority, Series A1	5.000	10/01/2030	10/01/2022	A	4,392,000
11,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2022	A	11,460,937
33,970,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	07/28/2019	A	34,479,890
38,385,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	07/28/2019	A	39,057,505
4,400,000	Puerto Rico Commonwealth GO, AGC[6]	3.522	07/01/2019	07/01/2019		4,400,000
6,155,000	Puerto Rico Commonwealth GO, AGC[6]	3.542	07/01/2020	07/01/2020		6,149,214
400,000	Puerto Rico Commonwealth GO, FGIC[6,9]	3.542	07/01/2021	07/01/2021		342,000
165,000	Puerto Rico Commonwealth GO4	5.000	07/01/2024	07/01/2024		122,925
25,000	Puerto Rico Commonwealth GO4	5.000	07/01/2028	07/01/2026	B	18,625
500,000	Puerto Rico Commonwealth GO, AGC[1]	5.250	07/01/2020	07/28/2019	A	506,265
2,715,000	Puerto Rico Commonwealth GO4	5.250	07/01/2022	07/01/2022		2,022,675
15,000	Puerto Rico Commonwealth GO4	5.250	07/01/2029	07/01/2029		11,175
1,400,000	Puerto Rico Commonwealth GO4	5.375	07/01/2030	07/01/2030		1,004,500
1,950,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.500	07/01/2019	07/01/2019		1,950,000
440,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		449,508
13,100,000	Puerto Rico Commonwealth GO4	5.500	07/01/2023	07/01/2023		9,759,500

28      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$240,000	Puerto Rico Commonwealth GO4	5.500%	07/01/2026	07/01/2026		$ 141,000
150,000	Puerto Rico Convention Center Authority, FGIC[9]	5.000	07/01/2023	07/01/2023		125,520
2,001,657	Puerto Rico Electric Power Authority, Series A-4	10.000	07/01/2020	07/01/2020		1,771,466
6,490,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2024	07/01/2024		5,110,895
2,001,656	Puerto Rico Electric Power Authority, Series B-4	10.000	07/01/2020	07/01/2020		1,771,466
100,000	Puerto Rico Electric Power Authority, Series DDD	5.000	07/01/2022	07/01/2022		78,500
1,501,242	Puerto Rico Electric Power Authority, Series E-1	10.000	01/01/2021	01/01/2021		1,328,599
1,501,243	Puerto Rico Electric Power Authority, Series E-2	10.000	07/01/2021	07/01/2021		1,328,600
500,414	Puerto Rico Electric Power Authority, Series E-2	10.000	01/01/2022	01/01/2022		442,866
500,414	Puerto Rico Electric Power Authority, Series E-4	10.000	07/01/2022	07/01/2022		442,866
500,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2024	07/28/2019	A	505,360
285,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2021	07/28/2019	A	288,389
50,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2022	07/28/2019	A	50,575
280,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	07/28/2019	A	283,002
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2022	07/28/2019	A	101,150
830,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2023	07/28/2019	A	839,221
5,000,000	Puerto Rico Electric Power Authority, Series WW	5.250	07/01/2025	07/01/2025		3,937,500
85,000	Puerto Rico HFA[1]	5.000	12/01/2020	07/28/2019	A	86,623
90,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2022	07/01/2022		10,687
135,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2023	07/01/2023		16,031
160,000	Puerto Rico Highway & Transportation Authority, FGIC[9]	5.000	07/01/2025	07/01/2025		134,200
835,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2027	07/28/2019	A	849,562
425,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	02/20/2026	B	50,469
50,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2028	01/01/2020	A	50,193
90,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	08/06/2026	B	10,687

29      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$61,500	Puerto Rico Highway & Transportation Authority, FGIC[9]	5.250%	07/01/2019	07/01/2019		$ 51,660
25,000	Puerto Rico Highway & Transportation Authority[4]	5.750	07/01/2019	07/01/2019		2,969
425,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2019	04/29/2019	A	425,000
230,000	Puerto Rico Highway & Transportation Authority[4]	5.750	07/01/2020	07/01/2020		27,312
5,060,000	Puerto Rico Highway & Transportation Authority, FGIC[9]	5.750	07/01/2021	07/01/2021		4,263,050
7,995,000	Puerto Rico Highway & Transportation Authority[4]	5.750	07/01/2022	07/01/2022		949,406
100,000	Puerto Rico Highway & Transportation Authority, Series I, FGIC[9]	5.000	07/01/2023	07/01/2023		84,250
4,355,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2021	07/01/2021		1,502,475
12,275,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2023	07/01/2023		4,234,875
12,760,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2024	07/01/2024		4,402,200
14,545,000	Puerto Rico Highway & Transportation Authority, Series K4	5.000	07/01/2025	07/01/2025		5,018,025
780,000	Puerto Rico Infrastructure[4]	5.000	07/01/2019	07/01/2019		159,900
885,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250	10/01/2024	06/12/2022	B	179,213
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		663,280
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		663,026
20,400,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	07/28/2019	A	20,935,500
500,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		517,595
1,495,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700	05/01/2024	06/17/2022	B	1,208,528
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		359,525
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2022	10/01/2022		406,700
1,875,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.625	07/01/2019	07/01/2019		1,875,000
20,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	4.750	08/01/2022	07/28/2019	A	20,278
500,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2027	07/28/2019	A	508,720
70,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2021	07/28/2019	A	70,981

30      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250%	08/01/2024	08/01/2024		$ 9,175,000
275,000	Puerto Rico Public Buildings Authority[4]	5.125	07/01/2024	12/31/2023	B	235,469
10,000,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2029	05/03/2028	B	8,562,500
30,000	Puerto Rico Public Buildings Authority[4]	5.500	07/01/2025	07/01/2025		25,763
50,000	Puerto Rico Public Buildings Authority[4]	5.750	07/01/2019	07/01/2019		42,938
1,270,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2023	07/01/2023		1,114,425
50,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2026	07/01/2026		43,875
1,400,000	Puerto Rico Public Buildings Authority[4]	10.000	07/01/2034	07/01/2034		1,282,750
1,250,000	Puerto Rico Public Buildings Authority, AMBAC	10.000 [7]	07/01/2035	07/28/2019	A	1,347,688
105,030,000	Puerto Rico Public Finance Corp., Series A4	6.500	08/01/2028	12/12/2027	B	6,301,800
18,803,000	Puerto Rico Sales Tax Financing Corp., Series A	4.550 [10]	07/01/2031	01/10/2031	B	11,788,165
665,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090 [10]	07/01/2033	12/21/2032	B	372,174
5,930,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.971 [10]	07/01/2027	08/15/2026	B	4,546,353
246,000	Puerto Rico Sales Tax Financing Corp., Series A-1[2]	3.973 [10]	07/01/2024	07/09/2023	B	209,395
6,759,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.440 [10]	07/01/2029	01/12/2029	B	4,745,156
487,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500	07/01/2034	07/01/2025	A	503,704
246,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550	07/01/2040	07/01/2028	A	246,615
1,809,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.750	07/01/2053	01/04/2053	B	1,762,979
2,074,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000	07/01/2058	07/01/2028	A	2,079,185
1,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894 [10]	07/01/2046	12/31/2043	B	230
1,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951 [10]	07/01/2051	07/01/2043	A	170
2,504,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.550	07/01/2040	04/28/2038	B	2,422,620
75,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.750	07/01/2053	01/04/2053	B	70,963
1,004,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	5.000	07/01/2058	08/05/2056	B	973,880
8,500,000	University of Puerto Rico, Series P	5.000	06/01/2022	06/01/2022		8,478,750

31      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$7,410,000	University of Puerto Rico, Series Q	5.000%	06/01/2023	06/01/2023		$7,372,950
300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	12/22/2028	B	291,750
1,500,000	V.I. Public Finance Authority[1]	5.000	09/01/2033	09/01/2025	A	1,638,165
825,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	4.000	10/01/2022	03/20/2020	B	837,524
3,380,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	07/28/2019	A	3,417,214
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	07/28/2019	A	860,370
3,760,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	07/28/2019	A	3,805,947
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	07/28/2019	A	1,736,009
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	07/28/2019	A	50,614
280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2028	07/28/2019	A	283,447
1,135,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2020	04/06/2020	B	1,149,188
660,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.750	10/01/2037	08/08/2034	B	659,498
20,000	V.I. Public Finance Authority, Series C	5.000	10/01/2022	10/01/2019	A	20,100
810,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	07/28/2019	A	811,507
100,000	V.I. Water & Power Authority	4.500	07/01/2020	07/28/2019	A	100,154
125,000	V.I. Water & Power Authority	4.500	07/01/2028	07/28/2019	A	125,128
125,000	V.I. Water & Power Authority	5.000	07/01/2019	07/01/2019		125,000

						304,075,782

Total Municipal Bonds and Notes (Cost $1,878,406,649)						1,794,547,785

Corporate Bond and Note—0.0%
138,875	Dowling College, NY, Series 2015 Taxable Revenue Bond[4,8] (Cost $138,875)	7.500	06/15/2019			—

Shares
Common Stock—0.4%
2,137	CMS Liquidating Trust[8,11,12] (Cost $6,838,400)					6,197,300

32      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Value
Total Investments, at Value (Cost $1,885,383,924)—101.8%	$1,800,745,085
Net Other Assets (Liabilities)—(1.8)	(31,069,889)

Net Assets—100.0%	$1,769,675,196

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Optional call date; corresponds to the most conservative yield calculation.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1I of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1J of the accompanying Notes.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

10. Zero coupon bond reflects effective yield on the original acquisition date.

11. Non-income producing security.

12. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services

33      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
FGIC	Financial Guaranty Insurance Co.
FRC	Franziska Racker Centers
GO	General Obligation

HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
SANCSAR	St. Anne’s Nursing Center St. Anne’s Residence
SAR	St. Anne’s Residence
SCSMC	St. Catherine of Siena Medical Center
SJR	St. Joseph Residence
SJRH	St. John’s Rehabilitation Hospital
SONYMA	State of New York Mortgage Agency

TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value (cost $1,885,383,924) —see accompanying statement of investments	$1,800,745,085
Cash	806,680
Receivables and other assets:
Interest	20,711,403
Investments sold on a when-issued or delayed delivery basis	12,554,284
Shares of beneficial interest sold	522,794
Other	838,989

Total assets	1,836,179,235
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1J)	48,250,000
Payable for borrowings (See Note 8)	11,400,000
Investments purchased (including $3,230,000 purchased on a when-issued or delayed delivery basis)	3,255,349
Shares of beneficial interest redeemed	1,682,453
Dividends	699,999
Distribution and service plan fees	541,975
Trustees’ compensation	420,525
Transfer and shareholder servicing agent fees	129,859
Management fees	59,320
Shareholder communications	10,224
Interest expense on borrowings	3,939
Administration fees	347
Other	50,049

Total liabilities	66,504,039
Net Assets	$1,769,675,196

Composition of Net Assets
Shares of beneficial interest	$2,205,963,634

Total accumulated loss	(436,288,438)

Net Assets	$1,769,675,196

35      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,324,017,216 and 432,573,602 shares of beneficial interest outstanding)	$3.06

Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $243,312,536 and 79,958,330 shares of beneficial interest outstanding)	$3.04

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $202,335,401 and 66,097,019 shares of beneficial interest outstanding)	$3.06

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,043 and 3,279 shares of beneficial interest outstanding)	$3.06

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest	$34,394,934
Expenses

Management fees	3,532,071

Administration fees	20,645
Distribution and service plan fees:
Class A	1,443,148

Class C	1,841,856
Transfer and shareholder servicing agent fees:

Class A	554,948

Class C	174,387

Class Y	87,717
Shareholder communications:

Class A	9,681

Class C	4,117

Class Y	2,005

Borrowing fees	755,087

Interest expense and fees on short-term floating rate notes issued (See Note 1J)	530,055

Interest expense on borrowings	283,621

Trustees’ compensation	14,243

Custodian fees and expenses	7,347
Other	125,334

Total expenses	9,386,262
Net Investment Income	25,008,672
Realized and Unrealized Gain (Loss)

Net realized loss on investment transactions	(12,415,774)
Net change in unrealized appreciation/(depreciation) on investment transactions	73,221,090
Net Increase in Net Assets Resulting from Operations	$85,813,988

See accompanying Notes to Financial Statements.

37      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment income	$25,008,672	$45,206,669
Net realized loss	(12,415,774)	(292,371,191)
Net change in unrealized appreciation/(depreciation)	73,221,090	417,629,558

Net increase in net assets resulting from operations	85,813,988	170,465,036

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(16,300,647)	(37,821,447)
Class B	—	(5,903)
Class C	(3,733,199)	(9,960,071)
Class Y	(2,805,476)	(5,349,116)
Class R6	(30)	—

Total distributions from distributable earnings	(22,839,352)	(53,136,537)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	112,406,619	(109,496,975)
Class B	—	(1,242,260)
Class C	(147,453,729)	(82,979,675)
Class Y	25,087,081	17,794,762
Class R6	10,000	—

Total beneficial interest transactions	(9,950,029)	(175,924,148)
Net Assets
Total increase (decrease)	53,024,607	(58,595,649)
Beginning of period	1,716,650,589	1,775,246,238

End of period	$1,769,675,196	$1,716,650,589

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2019 Unaudited

Cash Flows from Operating Activities

Net increase in net assets from operations	$85,813,988
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(78,902,523)
Proceeds from disposition of investment securities	127,240,874
Short-term investment securities, net	5,520,392
Premium amortization	8,793,263
Discount accretion	(1,364,863)
Net realized loss on investment transactions	12,415,774
Net change in unrealized appreciation/depreciation on investment transactions	(73,221,090)
Change in assets:
Increase in other assets	(326,596)
Increase in interest receivable	(674,193)
Increase in receivable for securities sold	(4,126,677)
Change in liabilities:
Increase in other liabilities	237,480
Increase in payable for securities purchased	2,554,622

Net cash provided by operating activities	83,960,451

Cash Flows from Financing Activities
Proceeds from borrowings	86,700,000
Payments on borrowings	(144,600,000)
Proceeds from shares sold	237,921,453
Payments on shares redeemed	(270,559,230)
Cash distributions paid	(5,070,717)

Net cash used in financing activities	(95,608,494)

Net decrease in cash	(11,648,043)
Cash, beginning balance	12,454,723

Cash, ending balance	$806,680

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $18,821,564.

Cash paid for interest on borrowings—$356,795.

Cash paid for interest on short-term floating rate notes issued—$530,055.

See accompanying Notes to Financial Statements.

39      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$2.95	$2.76	$2.95	$3.01	$3.16	$3.06

Income (loss) from investment operations:
Net investment income[1]	0.05	0.08	0.08	0.10	0.12	0.13
Net realized and unrealized gain (loss)	0.10	0.20	(0.18)	(0.05)	(0.15)	0.09

Total from investment operations	0.15	0.28	(0.10)	0.05	(0.03)	0.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.09)	(0.11)	(0.12)	(0.12)

Net asset value, end of period	$3.06	$2.95	$2.76	$2.95	$3.01	$3.16

Total Return, at Net Asset Value[2]	5.16%	10.38%	(3.51)%	1.64%	(1.02)%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,324,017	$1,168,856	$1,198,772	$1,613,157	$1,854,409	$2,345,120

Average net assets (in thousands)	$1,188,354	$1,170,781	$1,486,082	$1,753,650	$2,155,732	$2,569,176

Ratios to average net assets:[3]
Net investment income	3.02%	2.77%	2.85%	3.29%	3.73%	4.10%
Expenses excluding specific expenses listed below	0.77%	0.85%	0.82%	0.88%	0.78%	0.75%
Interest and fees from borrowings	0.12%	0.12%	0.12%	0.08%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%	0.02%

Total expenses	0.95%	1.03%	0.96%	0.98%	0.85%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.03%	0.96%	0.98%	0.85%	0.83%

Portfolio turnover rate	4%	36%	9%	21%	9%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class C	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$2.93	$2.74	$2.93	$3.00	$3.14	$3.05

Income (loss) from investment operations:
Net investment income[1]	0.03	0.06	0.06	0.08	0.09	0.10
Net realized and unrealized gain (loss)	0.11	0.20	(0.18)	(0.06)	(0.13)	0.08

Total from investment operations	0.14	0.26	(0.12)	0.02	(0.04)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.07)	(0.07)	(0.09)	(0.10)	(0.09)

Net asset value, end of period	$3.04	$2.93	$2.74	$2.93	$3.00	$3.14

Total Return, at Net Asset Value[2]	4.80%	9.63%	(4.27)%	0.55%	(1.45)%	6.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,313	$377,338	$432,706	$670,317	$787,924	$998,061

Average net assets (in thousands)	$371,105	$401,597	$574,072	$741,999	$911,014	$1,078,306

Ratios to average net assets:[3]
Net investment income	2.26%	2.02%	2.13%	2.54%	2.97%	3.35%
Expenses excluding specific expenses listed below	1.53%	1.61%	1.57%	1.63%	1.53%	1.50%
Interest and fees from borrowings	0.12%	0.12%	0.12%	0.08%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%	0.02%

Total expenses	1.71%	1.79%	1.71%	1.73%	1.60%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.79%	1.71%	1.73%	1.60%	1.58%

Portfolio turnover rate	4%	36%	9%	21%	9%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$2.95	$2.76	$2.95	$3.01	$3.16	$3.06

Income (loss) from investment operations:
Net investment income[1]	0.05	0.09	0.09	0.11	0.12	0.14
Net realized and unrealized gain (loss)	0.10	0.20	(0.18)	(0.05)	(0.14)	0.08

Total from investment operations	0.15	0.29	(0.09)	0.06	(0.02)	0.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.10)	(0.10)	(0.12)	(0.13)	(0.12)

Net asset value, end of period	$3.06	$2.95	$2.76	$2.95	$3.01	$3.16

Total Return, at Net Asset Value[2]	5.28%	10.65%	(3.28)%	1.89%	(0.77)%	7.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$202,335	$170,457	$142,546	$166,668	$154,422	$213,528

Average net assets (in thousands)	$188,434	$152,814	$184,382	$159,564	$193,158	$191,461

Ratios to average net assets:[3]
Net investment income	3.26%	3.02%	3.04%	3.53%	3.97%	4.35%
Expenses excluding specific expenses listed below	0.53%	0.60%	0.57%	0.63%	0.53%	0.50%
Interest and fees from borrowings	0.12%	0.12%	0.12%	0.08%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.02%	0.02%	0.02%	0.02%

Total expenses	0.71%	0.78%	0.71%	0.73%	0.60%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.78%	0.71%	0.73%	0.60%	0.58%

Portfolio turnover rate	4%	36%	9%	21%	9%	4%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class R6	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$3.05
Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.01

Total from investment operations	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)
Net asset value, end of period	$3.06

Total Return, at Net Asset Value[3]	0.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.36%
Expenses excluding specific expenses listed below	0.43%
Interest and fees from borrowings	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.06%

Total expenses	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%
Portfolio turnover rate	4%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1- Significant Accounting Policies

Invesco Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Limited Term New York Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became

44      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

45      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $385,084,272, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment

46      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,833,824,038 [1]

Gross unrealized appreciation	$74,827,080
Gross unrealized depreciation	(159,729,550)

Net unrealized depreciation	$(84,902,470)

1. The Federal tax cost of securities does not include cost of $51,823,517, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

 Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

 Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

47      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to

48      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules

49      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

 Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2- Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.41%.

50      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,817,814 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.82%, 1.57%, 0.57% and 0.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

51      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2019, IDI advised the Fund that IDI retained $2,812 in front-end sales commissions from the sale of Class A shares and $95 and $443 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $20,263 in front–end sales commissions from the sale of Class A shares and $1,637 and $3,903 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted

52      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$ 1,490,133,702	$23	$1,490,133,725
Other Territory	—	338,278	—	338,278
U.S. Possessions	—	304,075,782	—	304,075,782
Corporate Bond and Note	—	—	—	—
Common Stock	—	—	6,197,300	6,197,300
Total Assets	$—	$ 1,794,547,762	$6,197,323	$1,800,745,085

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their

53      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,286
Payments Made to Retired Trustees	21,437
Accumulated Liability as of June 30, 2019	163,416

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $78,902,523 and $127,240,874, respectively.

54      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Note 7- Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[2]	58,598,050	$178,227,518	29,152,121	$84,391,195
Dividends and/or distributions reinvested	4,374,465	13,176,931	10,950,809	31,613,916
Redeemed	(26,297,706)	(78,997,830)	(78,888,530)	(225,502,086)

Net increase (decrease)	36,674,809	$112,406,619	(38,785,600)	$(109,496,975)

Class B
Sold	—	$—	1	$3
Dividends and/or distributions reinvested	—	—	1,597	4,448
Redeemed[2]	—	—	(445,799)	(1,246,711)

Net decrease	—	$—	(444,201)	$(1,242,260)

Class C
Sold	4,467,801	$13,329,825	5,791,966	$16,578,900
Dividends and/or distributions reinvested	1,068,771	3,196,410	3,051,986	8,756,445
Redeemed	(54,153,275)	(163,979,964)	(38,083,748)	(108,315,020)

Net decrease	(48,616,703)	$(147,453,729)	(29,239,796)	$(82,979,675)

Class Y
Sold	14,702,585	$44,118,037	23,800,981	$68,691,083
Dividends and/or distributions reinvested	811,849	2,448,223	1,628,222	4,709,200
Redeemed	(7,146,156)	(21,479,179)	(19,387,728)	(55,605,521)

Net increase	8,368,278	$25,087,081	6,041,475	$17,794,762

Class R6[3]
Sold	3,279	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	3,279	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 8- Borrowings

Borrowings - The Fund can borrow money from banks in amounts up to one third of its

55      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1J. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1J (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.4427% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.4427%.

Details of the borrowings for the reporting period are as follows:

56      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Average Daily Loan Balance	$21,770,718
Average Daily Interest Rate	2.567%
Fees Paid	$985,032
Interest Paid	$356,795

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Acquired Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Acquired Fund’s Statement of Operations and equal 0.02% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

57      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Fees Paid	$116,924

Note 9 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

58      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

59      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

60      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

61      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

62      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

63      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●Fund reports and prospectuses

●Quarterly statements

●Daily confirmations

●Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

64      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® Limited Term New York Municipal Fund into Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	223,281,794	10,858,464	61,040,432	0

65      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

66      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

67      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

68      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

69      INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROLTNYM-SAR-1 08272019

Item 2.	Code of Ethics.

Not required for a semiannual report

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matter for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investment, the individual was not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services provided by the individual was not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates and the investment was not material to the net worth of the individual or his respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a)

As of August 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99. ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 6, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	September 6, 2019